                               AGREEMENT OF LEASE

                          DATED AS OF JANUARY 26, 1999

                                     BETWEEN

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY,
                              AS OWNER OR LANDLORD

                                       AND

                                DOUBLECLICK INC.
                                    AS TENANT



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                                TABLE OF CONTENTS

Page
Preamble A
Article 1   - Rent A
Article 2   - Occupancy A
Article 3   - Tenant Alterations A
Article 4   - Maintenance and Repairs A
Article 5   - Window Cleaning A
Article 6   - Requirements of Law, Fire Insurance, Floor Loads A
Article 7   - Subordination B
Article 8   - Property Loss, Damage Reimbursement Indemnity B
Article 9   - Destruction, Fire and Other Casualty B
Article 10  - Eminent Domain B
Article 11  - Assignment, Mortgage, Etc. B
Article 12  - Electric Current B
Article 13  - Access to Premises B
Article 14  - Vault, Vault Space, Area C
Article 15  - Occupancy C
Article 16  - Bankruptcy C
Article 17  - Default C
Article 18  - Remedies of Owner and Waiver of Redemption C
Article 19  - Fees and Expenses C
Article 20  - Building Alterations and Management C
Article 21  - No Representations by Owner C
Article 22  - End of Term D
Article 23  - Quiet Enjoyment D
Article 24  - Failure to Give Possession D
Article 25  - No Waiver D
Article 26  - Waiver of Trial by Jury D
Article 27  - Inability to Perform D
Article 28  - Bills and Notices D
Article 29  - Services Provided by Owners D
Article 30  - Captions D
Article 31  - Definitions D
Article 32  - Adjacent Excavation-Shoring D
Article 33  - Rules and Regulations D
Article 34  - Security E
Article 35  - Estoppel Certificate E
Article 36  - Successors and Assigns E Rules and Regulations F Text to Numbered
              Insertions T-1
Article 37  - Provisions of Rider R-1
Article 38  - Rental R-1
Article 39  - Electricity and Steam R-2
Article 40  - [Intentionally Omitted]R-6
Article 41  - Condition Of Premises R-6
Article 42  - Adjustment Of Rents for Changes In Real Estate Taxes R-7
Article 43  - Additional Rental For Operating Expenses R-9
Article 44  - Tenant's Initial Work And Landlord's Work Contribution R-13
Article 45  - Tenant's Changes R-17
Article 46  - Broker R-20
Article 47  - Exculpatory Clause R-21
Article 48  - Indemnity - Liability Insurance R-21
Article 49  - Certificates R-23
Article 50  - Holding Over By Tenant R-23
Article 51  - Lease Not Binding Unless Executed And Delivered R-23
Article 52  - Assignment and Subletting R-23
Article 53  - Tenant's Option To Renew R-31
Article 54  - Tenant's Additional Covenants R-33
Article 55  - Special Restrictions R-36

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Article 56  - Miscellaneous R-37
Article 57  - Subordination R-40
Article 58  - Security R-41
Article 59  - The Roof/Set-Back Area R-43
Exhibit A-1 - Diagram of Sixteenth Floor
Exhibit A-2 - Diagram of Loading Bay #21 and Freight Elevator #F-8
Exhibit A-3 - Diagram of Roof/Set-Back Area
Exhibit A-4 - Diagram of Second Roof/Set-Back Area
Exhibit B   - Description of Land
Exhibit C   - Copy of Certificate of Occupancy
Exhibit D   - Table of Rental Terms (Referenced in Article 52)
Exhibit E   - Business Incentive Rate Application (Riders F & J)
Exhibit F   - Form of Subordination, Non-Disturbance And Attornment Agreement
Exhibit G   - Tenant's Rendering of Roof/Set-Back Area




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           ---------------------------------------------------------
           ---------------------------------------------------------
                        STANDARD FORM OF OFFICE LEASE
                   The Real Estate Board of New York, Inc.
           ---------------------------------------------------------
           ---------------------------------------------------------


AGREEMENT OF LEASE, made as of this 26th day of January, 1999, between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation, having an office at John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, party of the first part, hereinafter referred to as OWNER or LANDLORD, and DOUBLECLICK INC., a Delaware corporation having its place of business at 41 Madison Avenue, New York, New York 10010, party of the second part, hereinafter referred to as TENANT.

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner (i) the space on the sixteenth (16th) floor, as cross-hatched on the diagram annexed hereto as Exhibit A-1 ("Interior Demised Area"), (ii) loading bay # 21 and freight elevator #F-8, as cross-hatched on the diagram annexed hereto as Exhibit A-2 and (iii) the area on the east and west sides of the rooftop/setback outside the windowed portions of the area described in "(i)" above, as cross-hatched on the diagram annexed hereto as Exhibit A-3 (the "Roof/Set-Back Area") (collectively, the "demised premises"), in the building known as 450 West 33rd Street (the "building") and situate on the land described on Exhibit B annexed hereto in the Borough of Manhattan, City of New York, for the term of eleven
(11) years (or until such term shall sooner cease and expire as hereinafter provided), to commence and expire as provided in Article 38 hereof, at an annual rental as provided in Article 38 hereof, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public or private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except as otherwise expressly set forth herein and except that (i) if the Rent Commencement Date (as such term is defined in Article 38 hereof) shall not occur on the first day of a month, the prorated portion of the fixed rent for such month shall be due and payable on the Rent Commencement Date and (ii) on the execution hereof, Tenant shall pay the first monthly installment of fixed rent for (a) the month immediately subsequent to the month in which the Rent Commencement Date shall occur if such Rent Commencement Date shall not occur on the first day of a month or (b) the month in which the Rent Commencement Date shall occur if such Rent Commencement Date shall occur on the first day of a month.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

RENT:        1. Tenant shall pay the rent as above and as hereinafter provided.
OCCUPANCY:   2. Tenant shall use and occupy the demised premises for any legal use (provided that the Roof/Set-Back Area may be used only for(U1) subject to the terms and conditions set forth in this lease, including without limitation Article 54 hereof, and Tenant may not use the demised premises for any other purpose. Tenant shall at all times conduct its business in a reputable manner, shall not violate Article 55 hereof, and shall keep the demised premises in a neat and clean condition. No part of the demised premises shall be used in violation of the certificate of occupancy of the building, a copy of which is annexed hereto as Exhibit C.(U1a) No part of the demised premises shall be used for cooking or as a restaurant or for the sale of food or contrary to any of the other terms and conditions of this lease,(U2)

TENANT        3. Tenant shall make no changes in or to the demised premises of
ALTERATIONS: any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not1 affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability,


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personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

MAINTENANCE   4. Tenant shall, throughout the term of this lease, take good
AND REPAIRS: care of the demised premises and the fixtures and appurtenances therein.* Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant.(2) Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment.(3) Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible.(4) Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) not exclusively serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof.(5) It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of

--------
          * and all lobby areas exclusively serving the demised premises and, at Tenant's sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition including, but not limited to, repairs, maintenance and cleaning with respect to the heating, plumbing, sprinkler, air conditioning, ventilating and electrical systems exclusively serving the demised premises, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty excepted

Owner to comply with the covenants of this or any other article of this Lease.(6) Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

WINDOW        5. Tenant will not clean nor require, permit, suffer or allow any
CLEANING: window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS 6. Prior to the commencement of the lease term, if Tenant is OF LAW, FIRE then in possession, and at all times thereafter, Tenant, at
INSURANCE,    Tenant's sole cost and expense, shall promptly comply with all
FLOOR LOADS   present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its(7) manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, context and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which owner may be obligated, or cause the demised premises or any part hereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part(8) or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums therafter paid by owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein owner and Tenant are parties, a schedule of "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law.* Owner reseves the right(9) to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in setting sufficient, in Owner's judgment, to absorb and prevent vibration, noise and annoyance.(10)

SUBORDINATION: 7. This lease is subject and subordinate to all ground or underlying leases





-------------------
     Rider to be added if necessary
     * or which it may lawfully carry pursuant to any reinforcement for which the work was approved by Landlord and performed by Tenant pursuant to the provisions of this lease.

and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operating and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.


PROPERTY LOSS,  8. Owner or its agents shall not be liable for any damage to
DAMAGE          property of Tenant or of others entrusted to employees of the
REIMBURSEMENT   building, nor for loss of or damage to any property of Tenant
INDEMNITY       by theft or otherwise, nor for any injury or damage to persons or property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction.(11) Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, sub-contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION,    9. (a) If the demised premises or any part thereof shall be
FIRE AND        damaged by fire or other casualty, Tenant shall give
OTHER           immediate notice thereof to Owner and this lease shall
CASUALTY:       continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner )(or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusuable(12) or (whether or not the demised premises are damaged in whole or in part) if the building shall be(13) Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within (14), whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant.(15) Unless Owner(16) shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise.(17) The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only b the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation, Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of this article shall govern and control in lieu thereof.

EMINENT        10. If the whole or substantially all of the demised premises
DOMAIN         shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award.(18) Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment(19) provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixture and equipment at the end of the term and provided further such claim does not reduced Owner's award.

ASSIGNMENT,    11. Tenant, for itself, its heirs, distributees, executors,
MORTGAGE,      administrators, legal representative, successor and assigns,
ETC.:          expressly covenants that it shall not assign, mortgage or
encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC       12. Rates and conditions in respect to submetering or rent
CURRENT:       inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants
and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner" opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.


ACCESS TO      13. Owner or Owner's agents shall have the right (but shall
PREMISES:      not be obligated) to enter the demised premises in any
emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform.(20) Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant(21) be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours(22) for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

VAULT, VAULT   14. No Vaults, vault space or area, whether or not enclosed or
SPACE, AREA:       covered, not within the AREA: property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility. Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

OCCUPANCY:     15. Tenant will not at any time use or occupy the demised
premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

BANKRUPTCY:    16. (a) Anything elsewhere in this lease to the contrary
notwithstanding, this
lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

          (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for an obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:       17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises(23); or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease by rejected under Section. 235 of Title 11 of the U.S. Code (bankruptcy code); then, in any one or more of such events, upon owner serving a written(24) days notice upon Tenant specifying the nature of said default and upon the expiration of said(24) days, if Tenant shall have failed t comply with or remedy such default , or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said (24) day period, and if Tenant shall not have diligently commenced curing such default within such (24) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written (25) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said(25) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such(25) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

                   (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required(26) then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

REMEDIES OF       18. In case of any such default, re-entry, expiration and/or
OWNER AND         dispossess by summary proceedings or otherwise, (a) the
WAIVER OF         rent shall become due thereupon and be paid up to the time of
REDEMPTION        such re-entry, the dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

FEES AND         19. If Tenant shall default in the observance or performance
EXPENSES:        of any term or covenant on Tenant's part to be observed
or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any(27) expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding then Tenant will reimburse owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

BUILDING          20. Owner shall have the right at any time without the same
ALTERATIONS       constituting an eviction and without incurring liability to
AND MANAGEMENT:   Tenant therefor to change the arrangement and/or location
of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known(28) shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason if Owner's imposition of such(29) controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO                21. Neither Owner nor Owner's agents have made any
REPRESENTATIONS   representations or promises with respect to the physical
BY OWNER:         condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM:      22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all it property. Tenant's obligation to observe or perform this covenant shall survive the expiration of other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET            23. Owner covenants and agrees with Tenant that upon Tenant
ENJOYMENT:       paying the rent and additional rent and observing and
performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, never-the-less, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO       25. [Deleted]
GIVE POSSESSION:

NO WAIVER:       26. The failure of Owner(30) to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The(31) receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by (32) unless such waiver be in writing signed by (32). No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the deliver of keys to any such agent or employee shall not operate as termination of the lease or a surrender of the premises.

WAIVER OF        27. It is mutually agreed by and between Owner and Tenant that
TRIAL BY JURY:        the respective parties JURY: hereto shall and they hereby
do waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

INABILITY TO     28. (33)Lease and the obligation of Tenant to pay rent
PERFORM:         hereunder and perform all of the other covenants and
agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures, or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.(33a)

BILLS AND        29. Except as otherwise in this lease provided, a bill,
NOTICES:         statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail(34) and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant.(35) Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

SERVICES         30. As long as(36) Owner shall provide: (a) necessary elevator
PROVIDED BY      facilities on business days from 8 a.m. to 6 p.m. and have one
OWNERS:          elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days(36a); (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered(37) said premises are to be kept clean by Tenant, at Tenant's sole expense, in a manner reasonably satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder.

CAPTIONS:       31. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

DEFINITIONS:    32. The term "office", or "offices", wherever used in this lease, shall not be
construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner(38) hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

ADJACENT        33. If an excavation shall be made upon land adjacent to the
EXCAVATION-     demised premises, or shall  be authorized to be made, Tenant
SHORING:        shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND       34. Tenant and Tenant's servants, employees, agents, visitors
REGULATIONS:    and licensees shall observe faithfully, and comply with, the
Rules and Regulations as Owner's agents may from time to time adopt.(39) Notice of any additional rules or regulations shall be given(40). In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant" part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within (41) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.(42)

SECURITY:       35. Tenant has deposited with Owner the sum of $     as
                security
for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including, but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

ESTOPPEL         36. Tenant, at any time, and from time to time, upon at least
CERTIFICATE:     10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

SUCCESSORS       37. The covenants, conditions and agreements contained in this
AND ASSIGNS:     lease shall bind and  inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interesting the land and building(43) for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

See Rider annexed hereto and made a part hereof containing Articles 37-59

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:                      JOHN HANCOCK MUTUAL LIFE
                                        INSURANCE COMPANY, Landlord

                                        By:[illegible]
------------------------------------       ------------------------------------

                                        DOUBLECLICK INC.

Witness for Tenant:                     Tenant

------------------------------------    ---------------------------------------
                                        By:/s/ Jeff Epstein Chief Financial
                                               Officer
                                           ------------------------------------

                                ACKNOWLEDGEMENTS


CORPORATE OWNER
STATE OF NEW YORK,   ss.:

     On this _____ day of __________, 19___, before me personally came __________ to me known, who being by me duly sworn, did depose and say that he resides in __________; that he is the __________ of __________ the corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

INDIVIDUAL OWNER
STATE OF NEW YORK,         ss.:

     On this _____ day of __________, 19___, before me personally came __________ to me known to be the individual described in and who, as OWNER; executed the foregoing instrument and acknowledged to me that __________ he executed the same.


CORPORATE TENANT
STATE OF NEW YORK,         ss.:
COUNTY OF

On this _____ day of __________, 19___, before me personally came __________ to me known, who being by me duly sworn, did depose and say that he resides in __________; that he is the __________ of __________ the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


INDIVIDUAL TENANT
STATE OF NEW YORK,         ss.:

     On this _____ day of __________, 19___, before me personally came __________ to me known to be the individual described in and who, as TENANT; executed the foregoing instrument and acknowledged to me that __________ he executed the same.

                                    GUARANTY

     FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other or any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guarantee that Owner and the undersigned shall and do hereby waive trial by jury.

Dated:                 19
        ---------------   --

------------------------------------
Guarantor

------------------------------------
Witness

------------------------------------
Guarantor's Residence

------------------------------------
Business Address

------------------------------------
Firm Name

STATE OF NEW YORK      )     ss.:

COUNTY OF              )

On this _____ day of __________, 19___, before me personally came __________ to me known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.


------------------------------------
Notary


                             IMPORTANT - PLEASE READ

                      RULES AND REGULATIONS ATTACHED TO AND
                            MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 33.


1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building.(44) Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.(44a)

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premise if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the(45). No boring, cutting or stringing of wires shall be permitted(46), except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used as an interlining of building's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive, or hazardous fluid, material, chemical or substance, or cause or permit any(48) odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 p.m. in the case of services required on week days, and prior to 3:00 p.m. on the day prior in case of after hours service required on weekends or on holidays. Tenant shall cooperate with Owner in obtaining maximum effectiveness of the cooling system by lowering and closing venetian blinds and/or drapes and curtains when the sun's rays fall directly on the windows of the demised premises.

14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent(49). If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

15. Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of all state, federal, municipal, and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. such separate receptacles may, at Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Tenant shall remove, or cause to be removed by a contractor1 acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate. (2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 15, and, at Tenant's sole cost and expense, shall indemnity, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.

                         TEXT TO NUMBERED INSERTIONS (1)
                       TO (50) TO AGREEMENT OF LEASE DATED
                         AS OF JANUARY 26, 1999 BETWEEN
                       JOHN HANCOCK MUTUAL LIFE INSURANCE
                            COMPANY, AS LANDLORD, AND
                           DOUBLECLICK INC., AS TENANT
                    ---------------------------------------


(U1) Insert: "a running track, a totally enclosed basketball court (enclosed by a wall or chain link fence), a ping-pony table, eating and sitting areas, garden areas, provided that the particular manner of engaging in the foregoing uses will not be hazardous, and for other recreational outdoor uses, in each case, in a high-quality manner; provided such other recreational outdoor uses are approved by Landlord, which approval shall not be unreasonably withheld or delayed, and provided that Tenant complies with all the other terms and conditions of this lease and that the other recreational outdoor uses are safe uses and all installations are visually attractive). Tenant shall not use the Roof/Set-Back Area in a manner that disturbs other tenants in the building. Tenant shall, at Tenant's expense, reduce or eliminate noise or vibration caused by Tenant's roof installations as to which complaints have been made from tenants within the building, and if Tenant shall reduce (as opposed to eliminating) such noise or vibrations, Tenant shall reduce such noise or vibrations to such an extent so that all such complaints shall cease. Articles 54 and 55 of this lease, except to the extent inconsistent with the terms and conditions of this Article and of Articles 4, 8 and 59 of this lease, shall apply to the Roof/Set-Back Area. Tenant's use of the demised premises shall be"

(Ula) Insert: "Such certificate of occupancy is a temporary certificate of occupancy, which has expired. Landlord covenants that Landlord will have such temporary certificate of occupancy renewed prior to the submission to the Buildings Department of Tenant's alteration application for the plans and specifications for the Tenant Improvements after Landlord's approval of such plans and specifications pursuant to the terms and conditions of this lease, provided that if Landlord shall not have renewed such temporary certificate of occupancy prior to such submission to the Buildings Department, Tenant shall receive an additional day of fixed rent abatement pursuant to Article 38(E) for each day thereafter until Landlord shall renew such temporary certificate of occupancy."

(U2) Insert: ", except that Tenant may use the Interior Demised Area for cooking (provided that Tenant properly vents the cooking area to the roof, the cooking area is waterproofed and Tenant complies with all legal requirements) and may install vending machines, in each case for the benefit of its employees and business invitees, and not for consumption or sale to the general public."

(1)       Insert: "adversely"

(2) Insert: "provided that Landlord shall be responsible for maintaining and repairing any installations or other work within the demised premises performed by Landlord, but solely to the extent and for the duration of any warranty given to Landlord in connection with such installation or other work, with Tenant being responsible for maintaining and repairing such installation or other work to the extent such maintenance or repairs either are not covered by any such warranty or if any such warranty has expired. "

(3) Insert: "Tenant shall be responsible for maintaining the Roof/Set-Back Area in good order and repair, but Tenant shall not be responsible for repairs to the Roof/Set-Back Area if such repairs are necessitated by the actions of Landlord or another tenant or by casualties involving the equipment or fixtures of Landlord or another tenant. Tenant shall also be responsible for repairs to any other portion of the roof or the building caused by Tenant. Landlord, at Landlord's election, but at Tenant's cost and expense, as additional rent, may make those repairs and alterations required or desired to be made by Tenant to the Roof/Set-Back Area. As soon as reasonably possible after the date of this lease, Landlord shall install a new roof designed and approved by Tenant, such approval not to be unreasonably withheld, in the areas to be used by Tenant (which installation shall include the removal and disposal of the existing roof in such areas), and Landlord's cost of the installation of such new roof (and the removal and disposal of such existing roof), which cost shall be competitively priced, shall be deemed to be additional rent hereunder, payable by Tenant upon demand. If Landlord shall not have completed the installation of such new roof (and the removal and disposal of such existing roof) within 60 days after the later of Landlord's and Tenant's approvals of the plans and specifications therefor, subject to extension of such 60 day period by reason of force majeure events, Tenant shall have the right, upon not less than 10 days' prior written notice to Landlord, at Tenant's sole cost and expense, to install (or complete the installation of) such new roof (and the removal and disposal of such existing roof) in accordance with the plans and specifications previously approved by Landlord and Tenant."

(4) Insert: "using contractors and subcontractors selected by the Tenant from Landlord's list of approved contractors and subcontractors, and if Tenant uses any of the contractors or subcontractors on Landlord's list, such contractors or subcontractors shall be deemed approved by Landlord for the work for which Tenant has requested such list, or if none of such contractors or subcontractors on Landlord's list are acceptable to Tenant, Tenant shall submit the names of the contractors or subcontractors which Tenant desires to use, for Landlord's consent, which shall not be unreasonably withheld, delayed or conditioned."

(5) Insert: "provided that Landlord uses reasonable efforts to minimize interference with Tenant's business"

(6)       Insert: "except as otherwise expressly set forth herein"

(7)       Insert: `particular"

(8) Insert: ", provided that nothing contained in any policies of insurance issued to John Hancock Mutual Life Insurance Company shall require Tenant to discontinue its use of the demised premises as permitted by this lease and provided further that if any provision of any policy of insurance issued to a successor or assign of John Hancock Mutual Life Insurance Company as owner of the building shall require Tenant to discontinue its use of the demised premises as permitted by this lease, such successor or assign shall use good faith efforts to obtain an insurance policy in replacement of such policy which shall permit such use by Tenant and if such successor or assign shall obtain such a replacement insurance policy, Tenant shall pay the increased cost thereof, if any, as additional rent under this lease,"

(9) Insert: ", to be reasonably exercised when the weight of the safe, business machine or item of mechanical equipment shall be less than one half of the rated live load under the certificate of occupancy of the building,"

(10) Insert: "Notwithstanding anything in this lease to the contrary, Landlord, at its expense, will promptly cure all violations of record affecting the building (other than the demised premises), not attributable to Tenant or anyone acting on Tenant's behalf or to Tenant's particular use of the demised premises or to Tenant's improvements, that will interfere with Tenant's ability to obtain any building permits, sign-offs or amendments to the certificate of occupancy for the lawful use by Tenant of the demised premises.

(11) Insert: "Equipment, including without limitation, all vents, now existing on the east and west sides of the second roof set-back areas, as cross-hatched on the diagram annexed hereto as Exhibit A-4, shall remain and shall not be moved, altered or interfered with by Tenant, but Landlord may not place any other equipment thereon that would, in any way, interfere with or diminish the views from the interior of the demised premises or the amount of light that enters the demised premises, provided that if Landlord is unable, after using reasonable efforts, to place equipment elsewhere on the roof because it does not have sufficient capacity therefor, Landlord may place such equipment on the second roof set-back areas (and, if need be, diminish the views and light entering the demised premises), provided that for a period of thirty (30) days Landlord will use good faith efforts to work together with Tenant in mutually agreeing on a location that will permit the installation of such equipment and be satisfactory to Tenant; provided further that if the parties do not mutually agree on a location within such thirty
          (30) day period, Landlord can nonetheless make such installation, but Landlord will use its best efforts to restrict the number of windows blocked thereby. Notwithstanding the foregoing, Tenant understands that Landlord reserves the right to put signage on the upper roof on top of the building in the future and, if necessary, to relocate, at Landlord's expense, Tenant's skylights to an area, and with a design thereof, approved by Tenant, such approval not to be unreasonably withheld or delayed. In any event, such relocation of skylights shall be performed by Landlord, at Landlord's expense, if the amount of light transmitted through the skylights is reduced by more than 50% by Landlord's placement of such signage. In connection with any such relocation of skylights, Landlord agrees that such relocation shall be performed without interference with Tenant's business, so that to the extent that any such interference would occur, such work shall be performed after Tenant's regular business hours. If it shall not be possible for Landlord to relocate Tenant's affected skylights pursuant to the terms and provisions of this paragraph, Landlord may nevertheless, at Landlord's sole cost and expense, remove such skylights and restore the affected area to its condition existing immediately prior to the installation of such skylights, and Landlord shall reimburse Tenant for Tenant's cost of installation of such skylights, all such reimbursements not to exceed an aggregate of $100,000. Further, except to the extent Landlord has waived recovery against Tenant pursuant to Article 9,"

(12) Insert: "during the last 24 months of the term (subject to Tenant's right to exercise its renewal option, but if Tenant exercises its renewal option, Landlord shall not be required to repair the damage unless and until Tenant has not cancelled the exercise of its renewal option, as provided in Article 53 of this lease, within the time period provided therefor in this lease),"

(13) Insert: "damaged such that the cost to rebuild would exceed twenty percent (20%) of the full insurable value of the building and"

(14) Insert: "60 days after such fire or casualty, or 20 days after adjustment of the insurance claim for such fire or casualty if it affects any portion of the building outside the demised premises (or 45 days after such fire or casualty, or 15 days after adjustment of the insurance claim for such fire or casualty if it affects the demised premises only),"

(15) Insert: "If (x) the demised premises are substantially damaged or access thereto is denied, in either event, during the remaining eighteen (18) months of the term of this lease such that the repairs to be made by Landlord would take in excess of five (5) months to repair, or (y) if the demised premises are substantially damaged, or if access to the demised premises is denied, by reason of fire or other casualty at any time during the term of this lease such that the repairs to be made by Landlord would take in excess of nine (9) months from Landlord's receipt of the insurance proceeds in the case of damage solely to the demised premises or such access and thirty (30) months from Landlord's receipt of insurance proceeds in the case of damage to the building outside the demised premises or such access, in each case subject to extension of such nine (9) and thirty (30) month periods due to force majeure events, Tenant shall have the right to terminate this lease by written notice to Landlord given within 45 days of the casualty."

(16)      Insert: "or Tenant"

(17) Insert: "with respect to damage to the demised premises or the building caused by fire or other casualty that is covered by insurance carried by the parties hereunder or which is required to be carried by the parties hereunder. John Hancock Mutual Life Insurance Company agrees that for as long as John Hancock Mutual Life Insurance Company (but not any of its successors or assigns as Landlord) is Landlord, it will carry and keep in force "all risk", extended coverage property insurance covering the building to a limit of not less than 100% of the full replacement cost thereof."

(18) Insert: "If more than twenty-two and one-half percent (22-1/2%) of the demised premises are condemned and, in Tenant's reasonable opinion, Tenant can no longer operate its business in the demised premises in a commercially reasonable manner, Tenant may terminate this lease upon thirty (30) days notice following Tenant's receipt of notice of such taking. If Tenant does not terminate this lease by reason of the preceding sentence, the fixed rent shall be adjusted on a pro rata basis. Further, Tenant shall be entitled to retain all proceeds of a temporary taking, and this lease shall be unaffected thereby. "

(19) Insert: ", and the unamortized costs of Tenant's other leasehold improvements in excess of the unamortized amount of Landlord's Work Contribution therefor (the amortization of Landlord's Work Contribution for each such leasehold improvement being calculated at the same rate as the rate of amortization for such leasehold improvement), provided that the condemnation award with respect to any such leasehold improvement is first applied against the unamortized amount of Landlord's Work Contribution allocable to such leasehold improvement, and"

(20) Insert: "Landlord shall use reasonable efforts when entering the demised premises or making any repairs therein, to minimize any interference with Tenant's business."

(21)      Insert: ", except as otherwise expressly set forth herein,"

(22)      Insert: "and upon reasonable prior notice"

(23)      Insert: "are abandoned"

(24)      Insert: "thirty (30)"

(25)      Insert: "seven (7)"

(26) Insert: "and such monetary default continues for a period of ten (10) days after notice to Tenant that same was due and not paid, provided that no such notice need be given to phrase "Payment Due on a Recurring Basis" shall mean a payment the amount of which is fixed by this lease or the amount of which does not differ from period to period during the term of this lease)"

(27)      Insert: "reasonable"

(28) Insert: "; provided that reasonable access to the building and the demised premises remains. Except as expressly set forth in this lease to the contrary, and subject to the provisions of Article 13 hereof, there"

(29)      Insert: "reasonable"

(30)      Insert: "or Tenant"

(31)      Insert: "payment by Tenant or the"

(32)      Insert: "the non-breaching party"

(33)      Insert: "Except as expressly otherwise provided herein, this"

(33a)     Insert: "(herein celled "force majeure events")"

(34) Insert: ", return receipt requested, and addressed to Tenant, prior to occupancy by Tenant for the conduct of its business, at 41 Madison Avenue, New York, New York 10010, Attn: Elizabeth Wang, Esq., and following the date that Tenant occupies the demised premises for the conduct of its business, at the demised premises, Attn: Elizabeth Wang, Esq., and in each case, with a copy to Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154, Attn: Scott I. Schneider, Esq. "

(35)      Insert: "or when delivery is refused"

(36)      Insert: "this lease is in effect,"

(36a) Insert: "at any time required by Tenant from January 1 to March 31 and from October 1 to December 31 of each year or on such other dates during such year that steam shall be provided to tenants of the building"

(37) Insert: "(Owner shall install water meters at Tenant's expense to measure Tenant's use of water only in the kitchen of the demised premises and only in the showers in the demised premises, with Tenant being responsible for maintaining such meters in good working order and repair, to measure such water consumption and Tenant shall pay for water consumed as shown on said meters as additional rent as and when bills are

(38)      Insert: "thereafter accruing"

(39)      Insert: "and furnish to Tenant"

(40)      Insert: "in accordance with Article 28."

(41)      Insert: "thirty (30)"

(42) Insert: "Landlord agrees not to discriminate against Tenant in enforcing any such Rules and Regulations. In the event of any inconsistency between the provisions of this lease and the provisions of the Rules and Regulations now or hereafter adopted, the provisions of this lease shall govern."

(43) Insert: "(including all insurance and condemnation proceeds, but only to the extent not used for repair or restoration of the demised premises or the building)"

(44) Insert: "provided that bicycles which enter the building through loading bay #21 and freight elevator #F-8 may be kept within the demised premises and that, to the extent permitted by law, vehicles may be kept in loading bay #21."

(44a) Insert: ", which approval shall not be unreasonably withheld or delayed, and, with respect to the installation of any awning or other projection on any wall of the Roof/Set-Back Area, such installation shall be performed in compliance with the terms and conditions of Articles 3, 45 and 59 of this lease."

(45) Insert: "demised premises or the building, except that Tenant may mark, paint or drill into the demised premises pursuant, and subject, to all the other terms, covenants and conditions of this lease."

(46)      Insert: "outside of the demised premises"

(47) Insert: "or at any time through Tenant's exclusive freight elevator, subject to the sharing of the use of such elevator with the tenant of the 12h floor of the building if such tenant shall elect to use such elevator pursuant to Article 56 (I) of this lease"

(48)      Insert: "unreasonable"

(49) Insert: "not to be unreasonably withheld if Tenant shall use Tenant's exclusive freight elevator therefor, it being understood that Tenant may be required to share the use of such freight elevator with the tenant of the 12~ floor of the building pursuant to Article 56 (1) of this lease"

(50)      Insert: "reasonably"

RIDER ATTACHED TO AND MADE A PART OF LEASE
DATED AS OF JANUARY 26, 1999 BETWEEN JOHN HANCOCK MUTUAL LIFE
INSURANCE COMPANY, AS LANDLORD, AND DOUBLECLICK INC., AS TENANT.

37. PROVISIONS OF RIDER:

     This rider is annexed to and made a part of the printed portion of this lease to which it is attached and in each instance in which the provisions of this rider shall contradict or be inconsistent with the printed provisions of the printed portion of this lease, as constituted without this rider, the provisions of this rider shall prevail and govern and the contradicted or inconsistent printed provisions of the printed portion of this lease shall be deemed amended accordingly.


38. RENTAL:

          (A) The rents reserved under this lease, shall be and consist of:

               (1) fixed rent (sometimes hereinafter called the "fixed rent" or "fixed annual rent") which shall be payable by Tenant in equal monthly installments in advance on the first day of each and every calendar month during the term of this lease at an annual rental rate of:

          (i) ONE MILLION FOUR HUNDRED FORTY-SEVEN THOUSAND EIGHT HUNDRED SEVENTY-EIGHT AND 75/lOOths DOLLARS ($1,447,878.75) for the period from the Commencement Date (as such term is hereinafter defined) to and including the day immediately preceding the fifth (5th) anniversary of the Rent Commencement Date; and

          (ii) ONE MILLION FIVE HUNDRED NINETY-EIGHT THOUSAND NINE HUNDRED SIXTY-ONE AND 75/lOOths DOLLARS ($1,598,961.75) for the period from the fifth (5th) anniversary of the Rent Commencement Date until the expiration of the term; and

               (2) additional rent (hereinafter "additional rent") consisting of all such other sums of money as shall become due from and payable by Tenant to Landlord hereunder (for default in payment of which Landlord shall have the same remedies as for a default in payment of fixed rent). Unless otherwise provided in this lease, such additional rental shall be payable in equal monthly installments in advance concurrently with and in the same manner as the fixed rent referred to in Sub-Article "(A)(1)" supra, all to be paid to Landlord at its office, or such other place, or to such agent and at such place, as Landlord may designate by notice to Tenant, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private at the time of payment.

          (B) Any proration of rents or credits provided for in this lease shall be made in the ratio of the periods of time involved and refund (or credit against rents then or thereafter due) for overpayment of rents or payment of rents due or accrued shall be made accordingly on demand.

          (C) Tenant shall pay the fixed rent and additional rent herein reserved promptly as and when the same shall become due and payable, without demand therefor and without any abatement, deduction or offset whatsoever except as expressly provided in this lease.

          (D) The term of this lease shall commence on the date of this lease (hereinafter called the "Commencement Date") and shall expire (unless such term shall sooner cease and expire as elsewhere provided in this lease) on the day immediately preceding the eleventh (11th) anniversary of the Commencement Date.

          (E) Provided that no monetary default or no nonmonetary material default shall have occurred and be continuing during the one-year period for which the following credit is to be applied (provided further that Tenant shall be entitled to be reimbursed by Landlord for any fixed rent or additional rent paid by Tenant during such one-year period for which Tenant would otherwise have been entitled to receive such credit upon Tenant's cure of such monetary default or such non-monetary material default), Tenant shall have the right to use and occupy the demised premises free of fixed annual rent only (but not against any additional rent or other charges, except for the abatement for electricity and steam charges provided in Article 39(E)) for the period from the Commencement Date to and including the day immediately preceding the first anniversary of the Commencement Date. For purposes of this lease, the term "Rent Commencement Date" shall be deemed to be the day which shall be the first anniversary of the Commencement Date. If the Rent Commencement Date or the date of expiration of the term of this lease shall not occur on the first day of a month or the last day of a month, respectively, fixed rent for the month in which the Rent Commencement Date or the date of expiration of the term, as the case may be, shall occur, shall be prorated.

39.      ELECTRICITY AND STEAM:

               (A) Tenant covenants and agrees to purchase all electric current used in the demised premises from Landlord or Landlord's designated agent for the sum of (a) the product of (x) 105% of Landlord's Monthly Cost Per Kilowatt Hour and (y) Tenant's aggregate monthly consumption of and demand for electricity in the demised premises as determined by the electricity meters in the demised premises and (b) Landlord's actual out-of-pocket costs and expenses in reading the electricity meters and administering the electricity meter billing. As used herein, the phrase "Landlord's Monthly Cost Per Kilowatt Hour" shall mean (i) the total charges for electricity charged to and paid by Landlord to the public utility serving the building calculated on a monthly basis (including energy charges, consumption and demand charges, all applicable surcharges, time-of-day charges, fuel adjustment charges, rate adjustment charges and any other factors used by the public utility company in computing its charges to Landlord), divided by (ii) the total kilowatt hours purchased by Landlord during such period. Tenant covenants and agrees to purchase all steam used in and for the demised premises from Landlord or Landlord's designated agent for the sum of (a) the product of (x) 105% of Landlord's Monthly Cost Per M/LB and (y) the aggregate monthly consumption of steam in or for the demised premises as determined by the steam meters in the demised premises and (b) Landlord's actual out-of-pocket costs and expenses in reading the steam meters and administering the steam meter billing. As used herein, the phrase "Landlord's Monthly Cost Per M/LB" shall mean (i) the total charges for steam charged to and paid by Landlord to the public utility serving the building calculated on a monthly basis (including energy charges, all applicable surcharges, time-of-day charges, fuel adjustment charges, rate adjustment charges and any other factors used by the public utility in computing its charges to Landlord), divided by (ii) the total M/LB's of steam purchased by Landlord during such period. As used herein, the term "M/LB" shall mean one thousand pounds of steam. Where more than one meter measures Tenant's consumption of and demand for electricity and steam (including, but not limited to such electric energy and steam as is provided in connection with the operation of the heating, ventilating and air conditioning equipment serving the demised premises and all computer and other equipment in the demised premises), the service rendered through each meter may be computed and billed separately in accordance with the provisions hereof. Notwithstanding anything to the contrary contained herein, in no event shall the amount billed to Tenant for electricity and steam hereunder be less than 100% of Landlord's cost therefor. Bills therefor shall be rendered at such times as Landlord may elect and shall be payable within fifteen (15) days of demand therefor. If any tax is imposed upon Landlord's receipts from the sale or resale of electrical energy and steam to Tenant by any federal, state, or municipal authority, Tenant agrees that where permitted by law, such taxes shall, without duplication of other amounts paid by Tenant hereunder, be passed on to, and included in the bill of, and paid by Tenant to Landlord. All payments hereunder shall be additional rent.

               (B) Tenant's use of electric current and steam in and for the demised premises shall not at any time exceed the capacity of any of the existing electrical and steam feeders, risers, conductors, equipment and wiring installation and/or pipes in or otherwise serving the demised premises or exceed the existing electrical or steam capacity exclusively serving the demised premises, except with Landlord's prior written consent as provided below, and Tenant may not use any electrical or steam equipment which, in Landlord's reasonable opinion, will overload such installations or interfere with the use thereof by other tenants of the building. Tenant shall not make or perform or permit the making or performing of, any alterations to wiring or other electrical facilities or steam pipes or other steam facilities in or serving the demised premises without Landlord's prior written consent in each instance. Such written consent shall not be unreasonably withheld or delayed by Landlord, provided that, in Landlord's reasonable judgment, Tenant's alterations will not cause permanent damage or injury to the building or the demised premises or cause or create a dangerous or hazardous condition or interfere with or disturb other tenants or occupants of the building (except that with respect to alterations which are intended to increase amperage to the demised premises or to increase the existing electrical or steam capacity exclusively serving the demised premises, Landlord may withhold or delay its consent in Landlord's sole discretion). The electrical and steam capacity servicing the demised premises as of the date of this lease shall remain for Tenant's use during the term of this lease.

               (C) Landlord shall not be liable or responsible in any way to Tenant for any failure or defect or change in the supply or character of electric energy or steam furnished to the demised premises by reason of any requirement, act or omission of the public utility serving the building with electricity and steam or for any other reason whatsoever, nor shall interruption or curtailment of any such services constitute a constructive or partial eviction, nor entitle Tenant to any compensation or abatement or withholding of rent, except for Landlord's willful misconduct or gross negligence or Landlord's failure to pay its bills.

               (D) Landlord reserves the right to discontinue furnishing electric energy or steam to Tenant at any time upon sixty (60) days' written notice to Tenant, and from and after the effective date of such termination, Landlord shall no longer be obligated to furnish Tenant with electric energy or steam, provided, however, that such termination date shall be extended for a time reasonably necessary for Tenant to make arrangements utility company servicing the building. If Landlord shall so discontinue furnishing electricity or steam to Tenant, this lease shall remain unaffected thereby and shall continue in full force and effect; and thereafter Tenant shall diligently arrange to obtain electric service or steam directly from the public utility company servicing the building, and may utilize the then existing electric or steam feeders, risers, pipes and wiring serving the demised premises to the extent available and safely capable of being used for such purpose and, with respect to electric service, only to the extent of Tenant's then authorized connected load. Landlord shall be obligated to pay no part of any cost required for Tenant's direct electric or steam service. Landlord shall, in no event, discontinue furnishing electricity or steam to Tenant until such time as Tenant has obtained electricity or steam, as the case may be, directly from the public utility.

               (E) As soon as reasonably possible after the date of this Lease,
(i) Tenant shall diligently proceed, as a credit against Landlord's Work Contribution (as hereinafter defined), to install and to make fully operational steam and electricity meters and all equipment in connection therewith to measure Tenant's demand for and consumption of electric energy and steam in the demised premises. Until such electricity meters are fully operational, Tenant shall pay Landlord additional rent at an annual rate of $50,361.00 for Tenant's demand for and consumption of electricity in the demised premises until the date Tenant shall have completed its initial improvements and first taken occupancy of the demised premises for the purpose of conducting Tenant's normal office operations and thereafter at an annual rate of $125,902.50. Until such steam meters are fully operational, Tenant shall pay Landlord additional rent at an annual rate of $25,180.50 for Tenant's consumption of steam in and for the demised premises. Notwithstanding the foregoing, Tenant shall receive electricity and steam at no charge for the period from the date of this lease until the date (the "Electricity and Steam Charge Starting Date") which shall be the first to occur of: (i) the 120th day after the date of this lease or (ii) the date that Tenant shall first start performing improvements in the demised premises which shall not be base building work (i.e., work affecting the building fixtures and systems-existing in the demised premises on the date of this lease),but work which is intended to improve the demised premises for Tenant's particular use thereof.

               Upon the first billing by Landlord to Tenant after the first reading of such electricity and steam meters, the parties shall adjust the amount paid by Tenant for the period after the Electricity and Steam Charge Starting Date, and Tenant shall be responsible to pay, as additional rent, an amount for Tenant's demand for and consumption of electricity and steam in and for the demised premises for the period from the Electricity and Steam Charge Starting Date until such first reading (calculated pursuant to Sub-Article (A) of this Article) based upon Landlord's reasonable projection of the readings from such meters for the period from the

Electricity and Steam Charge Starting Date until such first reading, Tenant, however, receiving a credit for all sums paid Landlord for electricity and steam for the period from the Electricity and Steam Charge Starting Date until such first reading. If the amount for which Tenant shall be responsible shall exceed the credit, Tenant shall promptly pay the excess to Landlord within fifteen (15) days after demand as additional rent. If the amount for which Tenant shall be responsible shall be less than the aforementioned credit, Landlord shall give Tenant a credit for such difference against the first amounts for fixed rent or additional rent for which Tenant shall thereafter be liable.

               (F) At Tenant's election, Tenant shall have the right to obtain electric service or steam for the demised premises directly from the public utility supplying the same. In such event, Tenant shall pay all costs, expenses and any and all other amounts required in obtaining such service, and Landlord shall no longer furnish Tenant with electricity or steam, as the case may be, as otherwise hereinafter provided in this Article, and Tenant may utilize the then existing electric and steam feeders, risers, pipes and wiring serving the demised premises to the extent available and safely capable of being used for such purpose and, with respect to electric service, only to the extent of Tenant's then authorized connected load.

          (G) (1) Tenant shall have the right for a period of 180 days after the Commencement Date to give Landlord written notice (the back-up
Electricity Notice") that Tenant elects to receive up to 400 amperes of "back-up" electricity (at 460/480 volts) from the building generator in the event of failure of electricity from the public utility or other energy provider serving the building, provided that if during such 180 day period any prospective tenant or tenants of space in the building shall require "back-up" electricity from the building generator and Landlord shall not have sufficient capacity in excess of 400 amperes (at 460/480 volts) from the building generator to meet the needs of such prospective tenant or tenants, Landlord may give written notice of the deficiency ("Landlord's Initial Generator Notice") to Tenant, and Tenant shall have ten (10) business days after Landlord's Initial Generator Notice is given to Tenant to give Landlord the Back-up Electricity Notice, provided further, that if Tenant shall fail to give Landlord the Back-up Electricity Notice within such ten (10) business day period, Tenant shall be deemed to have waived its right under this Sub-Article to receive the number of amperes of "back-up" electricity (at 460/480 volts) representing the deficiency set forth in Landlord's Initial Generator Notice, provided further that if Tenant shall give Landlord the Back-up Electricity Notice within such ten (10) business day period, Tenant shall be obligated to make the additional rent payments (with respect to the number of amperes of back-up" electricity (at 460/480 volts) representing the deficiency set forth in Landlord's Initial Generator Notice) set forth in the immediately succeeding sentence hereof for a minimum of five (5) years (the "Minimum Period") from the Generator Payment Commencement Date (as hereinafter defined). If Tenant shall give Landlord the Back-up Electricity Notice as provided above, Tenant shall pay Landlord additional rent per annum therefor equal to the product of (i) $100.00 and (ii) the number of amperes of "back-up" electricity elected to be received (and not previously waived) by Tenant in the Back-up Electricity Notice, payable in monthly installments at the same time and in the same manner as the fixed rent whether or not (i) there shall be any such failure of electricity or (ii) Tenant shall be actually receiving such back-up electricity from the building generator, commencing on the earlier of (x) the date that Tenant shall complete its connection to the building generator or (y) the 90th day after the day Tenant shall give Landlord the Back-up Electricity Notice (such earlier date, the "Generator Payment Commencement Date").

(2) If at any time after Tenant shall have given Landlord the Back-up Electricity Notice, another tenant or tenants, or prospective tenant or tenants, of space in the building shall require "back-up" electricity from the building generator and Landlord shall not have sufficient capacity in excess of the number of amperes of "back-up" electricity elected by Tenant in the Back-up Electricity Notice to meet the needs of such tenant or tenants or prospective tenant or tenants, Landlord may give written notice or notices of the deficiency (each a "Landlord's Second Generator Notice") to Tenant. Tenant shall thereupon have ten (10) business days after a Landlord's Second Generator Notice is given to Tenant to give Landlord notice (each a "Tenant's Generator Election Notice") that Tenant either elects (i) to cancel its right to receive back-up electricity under this Sub-Article with respect to the number of amperes of "back-up" electricity (at 460/480 volts) representing the deficiency set forth in Landlord's Second Generator Notice, in which case, Tenant, at Tenant's sole cost and expense, within sixty (60) days after Tenant's Generator Election Notice shall be given to Landlord, shall perform, complete and fully pay for the Disconnection Work (as hereinafter defined) with respect to such number of amperes of "back-up" electricity (at 460/480 volts) set forth in Landlord's Second Generator Notice, whereupon Tenant's liability for additional rent payments for "back-up" electricity under this Sub-Article with respect to such number of amperes of "back-up" electricity (at 460/480 volts) set forth in Landlord's Second Generator Notice shall cease (with the last monthly installment therefor being prorated for the period of such month prior to the day such Disconnection Work has been completed and fully paid for by Tenant) or (ii) to be connected to the building generator with respect to the number of amperes of "back-up" electricity (at 460/480 volts) representing the deficiency set forth in Landlord's Second Generator Notice and to make additional rent payments therefor as set forth in this SubArticle for the Minimum Period from the day Tenant's Generator Election Notice electing this clause (ii) is given to Landlord. If Tenant shall have failed to give Landlord Tenant's Generator Election Notice on or prior to the tenth (10th) business day after Landlord's Second Generator Notice shall have been given to Tenant, Tenant shall be deemed to have elected to proceed pursuant to clause (i) of the immediately preceding sentence and Tenant shall proceed to carry out the provisions of such clause (i)(with such tenth (10th) business day being deemed, for the purposes of such clause (i), to be the day that Tenant's Generator Election Notice shall have been given to Landlord).

               (3) Notwithstanding anything in this Sub-Article to the contrary
(x) as to any amounts of amperes of "back-up" electricity that Tenant has elected to receive that are not subject to a Minimum Period and (y) as to any amperes of "backup" electricity that are subject to a Minimum Period and for which at least four (4) years of such Minimum Period have elapsed, Tenant shall thereafter be free at Tenant's sole cost and expense, upon 180 days' prior written notice to Landlord ("Tenant's Disconnection Notice"), to disconnect its connection to the building generator and remove the equipment and wiring previously providing such connection without damage to the building generator or the rest of the building (referred to herein as the "Disconnection Work"), upon Tenant's payment to Landlord, as additional rent, together with the giving of Tenant's Disconnection Notice, of a lump sum equal to the aggregate of twelve
(12) additional monthly installment payments by Tenant pursuant to clause (1) of this Sub-Article (G), in each case in respect of such amperes of "back-up" electricity being disconnected. On the 180 day after Tenant's Disconnection Notice shall have been given to Landlord, together with the lump sum payment referred to in the immediately preceding sentence, provided that Tenant shall have completed the Disconnection Work and fully paid therefor, Tenant's liability for additional rent payments for back-up electricity in respect of such amperes of "back-up" electricity being so disconnected under this SubArticle shall cease (with the last monthly installment thereof being prorated for the period of such month prior to such 180th day).

               (4) If Tenant shall exercise the right to receive such back-up electricity, to the extent such right shall not be waived pursuant to clause (1) of this Sub-Article (G), Tenant shall pay all the costs and expenses of connecting to the building generator and, to the extent such right shall not be waived, cancelled or terminated, Tenant shall pay Landlord additional rent at the rate of $0.14 per kilowatt hour for actual usage of such back-up electricity. In connection with Tenant's disconnection to the building generator, Tenant shall perform and complete, and fully pay for, the Disconnection Work.

     40.  INTENTIONALLY OMITTED:

     41.  CONDITION OF PREMISES:

          Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the building, the land or the demised premises, the rents, leases, retable square foot area, usable square foot area, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements, or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant acknowledges that Tenant has examined the demised premises, the utility systems serving the building, demised premises, and all fixtures and equipment in or serving the demised premises on the date hereof (including all connection points to the Class E fire alarm system on the 16th floor of the building (Landlord represents that all such points will be functional on the Commencement Date), it being understood that no reprogramming charges shall be passed through to Tenant in connection therewith)(which fixtures and equipment shall remain Landlord's property and which Tenant shall not remove from the demised premises or the building and which Tenant will repair and maintain throughout the term of this lease) and is thoroughly acquainted with their condition and has accepted the condition thereof "as-is," and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the building, the demised premises and the aforementioned utility systems and fixtures and equipment were in good and satisfactory condition at the time possession was taken (Landlord represents that the overhead doors of loading bay #21, freight elevator # F-8 and any other mechanical equipment in loading bay #21 shall be delivered to Tenant in working order on the Commencement Date, except that it shall be Tenant's responsibility as part of the Tenant Improvements to create the opening for freight elevator #F-8 onto the 16th floor of the building), except as to latent defects and as to the Tenant Improvements to be made by Tenant pursuant to Article 44 of this lease, and Landlord shall not be obligated to make any repairs, alterations or installations with respect thereto, except as otherwise expressly set forth herein. Landlord represents that on the Commencement Date there are no violations affecting the demised premises and the demised premises is in conformance with all local laws and fire codes, except that there is a violation affecting freight elevator #F-8, which Landlord is in the process of removing and which Landlord shall complete the removal of, as soon as reasonably possible after the date of this lease.

42.  ADJUSTMENT OF RENTS FOR CHANGES IN REAL ESTATE TAXES:

          (A) As used herein:

               (i) "Tax" or "Taxes" shall mean the real estate taxes and assessments imposed upon the land and the building, including the taxes and assessment of, or for, the 34th Street Business Improvement District. To the extent that any assessments are payable in installments, only those installments payable during the Base Tax Year or any Comparative Year shall be included in the Taxes for such Year. Penalties and interest on Taxes and income, franchise, transfer, inheritance, capital stock and other similar taxes shall be deemed excluded from the term "Tax" or "Taxes" for the purposes hereof. However, if and to the extent that, due to a change in the method of assessment or taxation, any franchise, capital stock, capital rents, income, profits or other tax or charge shall be substituted for the Taxes now or hereafter imposed upon the land and the building, such franchise, capital stock, capital rents, income, profits or other tax or charge, computed as if Landlord owned or operated no property other than the land and the building, shall be deemed included in the term "Tax" or "Taxes" for the purposes hereof.

               (ii) "Comparative Year" shall mean each fiscal tax year from July 1st to June 30th (or such other period as is hereafter declared to be the fiscal tax year of the City of New York) subsequent to and including the Base Tax Year.

               (iii) "Tenant's Proportionate Tax Share" shall mean 3.58%.

               (iv) "Base Tax Year" shall mean the fiscal tax year from July 1, 1998 to June 30, 1999.

          (B) In the event that Taxes payable for any Comparative Year following the Base Tax Year shall exceed the Taxes for the Base Tax Year, Tenant shall pay Landlord, as additional rent for such Comparative Year, an amount equal to Tenant's Proportionate Tax Share of the excess (which amount is hereinafter called the "Tax Payment"). For the last Comparative Year during the term of this lease, the Tax Payment shall be apportioned based on the number of days of the term of this lease within such Comparative Year.

          (C) The Tax Payment shall be based upon a statement given by Landlord to Tenant showing the computation of the Tax Payment, if any, payable for such Comparative Year or the portion thereof that shall fall within the lease term, together with a copy of the relevant tax bills. For each such year (or such portion thereof) Tenant shall pay to Landlord additional rental, payable in twelve equal monthly installments, due and payable in advance on the first day of each month. In the event Landlord's statement is furnished to Tenant after the commencement of such Comparative Year, Tenant shall promptly pay Landlord any amount due to Landlord hereunder from the first day of such Comparative Year to the last day of the month in which such statement is rendered to Tenant.

          (D) Subject to the further provisions of this Article, Landlord shall be under no obligation to contest the Taxes or the assessed valuation of the land and/or building for any Comparative Year, or to refrain from contesting the same, and may settle any such contest on such terms as Landlord in its sole judgment considers proper. If tenants of at least 65% of the total rentable area of the building shall, by timely notice to Landlord, request Landlord to do so, Landlord shall institute appropriate proceedings to reduce the Taxes for any Comparative Year and use its best efforts to effect a reduction therein. Tenant shall pay its share of the reasonable costs and expenses of such proceedings and any litigation thereon, based upon the ratio of the rentable area of the demised premises to the total rentable area represented by all tenants requesting Landlord to institute such proceedings, as additional rent within fifteen (15) days after Landlord's demand therefor, subject to recoupment from any refund obtained. Landlord shall not compromise, cancel or withdraw such proceedings which shall have been instituted at the request of tenants of 65% or more of the total rentable area of the building unless it shall have first notified all such requesting tenants of its proposal to do so and shall have not received, within 10 days thereafter, objections in writing from tenants of more than 50% of the total rentable area represented by such requesting tenants, accompanied by written agreements to reimburse Landlord forthwith for all of its costs and expenses in connection with the proceedings and relieve Landlord of all of its commitments in connection therewith, for which such objectors shall be liable ratably according to their respective rentable areas in relation to the total rentable area represented by all such objectors, subject to recoupment from any applicable refund. Upon receipt of such objections, agreements and reimbursements, Landlord shall transfer the responsibility for such proceedings to said objectors who may carry on the same in their own names or Landlord's name, as may be appropriate, at their own expense and shall be entitled to recoupment for all of their costs and expenses from any refund obtained, but not otherwise. If Landlord receives a refund of Taxes covering a period wherein Tenant has made a Tax Payment, provided that Tenant is not then in default beyond all applicable notice and cure periods under the Terms, covenants and conditions of this lease, after deducting the expenses of such proceeding for which Landlord has not been reimbursed, Landlord shall pay to Tenant Tenant's Proportionate Tax Share of such refund, but not more than the amount of such Tax Payment, such obligation to survive the termination of this lease.

43. ADDITIONAL RENTAL FOR OPERATING EXPENSES:

          (A) As used herein:

               (1) "Operating Expenses" shall mean any or all costs and expenses paid or incurred by or on behalf of Landlord in connection with the operation, cleaning, repair, safety, management, security and maintenance of the land and the building of which the demised premises are a part, not reimbursed to Landlord by any other tenant except pursuant to lease provisions similar to those in this Article, including all expenses paid or incurred as a result of Landlord's compliance with any of its obligations under this lease, and such expenses shall include: (i) salaries, wages, and the cost of medical, surgical, union and general welfare benefits (including group life insurance) and pension, retirement or life insurance or similar benefit plan payments of employees engaged in the operation and maintenance of the common areas of the building of which the demised premises are a part who are not above the level of building manager; the salaries and other benefits aforesaid of such employees servicing the building shall be comparable with those of employees servicing buildings similar to the building; (ii) social security, unemployment and other payroll taxes, the cost of providing disability and workmen's compensation coverage, uniforms and dry cleaning for the employees referred to in subdivision (i);
(iii) the cost of all charges for electricity, gas, steam, water (including sewer rental), air conditioning and other fuel and utilities furnished to common areas of the building, including any taxes on any such utilities; (iv) the cost of all charges for rent, casualty, war risk insurance (if obtainable from the government) and liability insurance for the building, such insurance to be in such reasonable amounts and for such reasonable charges as a reasonable person would obtain and pay for when acting prudently in the ownership of the building;
(v) the cost of all building and cleaning supplies, tools, materials and equipment for the common areas of the building and charges for telephone for the building provided such costs and charges are comparable with those of similar buildings; (vi) the cost of all charges for window cleaning, concierge, guard, watchmen and other security personnel, service or system, if any, provided such costs and charges are comparable with those of similar buildings; (vii) the cost of all structural repairs for the entire building and the cost of all repairs, improvements and maintenance to the common areas of the building not reimbursed or paid by insurance or third parties;
(viii) fees of the managing agent, provided such fees are comparable with those of managing agents of similar buildings; (ix) the cost of all charges for sprinkler supervisory service in the building; (x) taxes (not including Taxes, as defined in Article 42 or those excluded below); (xi) the cost of repairs, maintenance and painting; (xii) charges of independent contractors performing work included within this definition of Operating Expenses; (xiii) legal, accounting and other professional fees and disbursements incurred in connection with the operation and management of the building; (xiv) decorations (not including individual tenants' premises); (xv) depreciation of hand tools and other movable equipment used in the operation, cleaning, repair, safety, management, security or maintenance of the building; (xvi) association fees and dues; and (xvii) exterior and interior landscaping. To the extent that any item of Operating Expenses reasonably varies with the tenant occupancy level of the building; (xvi) association fees and dues and (xvii) exterior and interior landscaping. To the extent that any item of Operating Expenses reasonably varies with the tenant occupancy level of the building, such item of Operating Expenses shall be calculated as if 95% of the rentable square footage of the building had been leased to tenants; provided, however, if during any Operational Year subsequent to the Expense Base Year the occupancy rate is greater than 95%, then Landlord shall use such higher percentage for determining the variable expenses for such Operational Year, and shall recalculate the Expense Base Year with respect to such variable expenses as if the occupancy rate for the Expense Base Year were the same as the occupancy rate for such Operational Year for which such comparison is being made.

"Operating Expenses", however, shall not include

               (i)     real estate taxes;

               (ii)    assessments;

               (iii) mortgage interest, principal, late fees, origination fees and amortization;

               (iv)    rent under a ground, underlying or superior lease;

               (v) maintenance of areas and facilities used exclusively by one tenant, the cost of which is reimbursable to Landlord;

               (vi) brokerage commissions in connection with leasing or mortgages;

               (vii) costs of repairs or replacements incurred by reason of fire or other casualty or condemnation; and

               (viii) expenditures for capital improvements other than those which under generally applied real estate practice are expenses or regarded as deferred expenses and other than capital or structural expenditures made by reason of legal requirements or insurance requirements (except that any expenditures for capital improvements required by Local Law No. 5 of the City of New York shall not be deemed "Operating Expenses" hereunder), in any of which cases the cost thereof shall be included in Operating Expenses for the Operational Year in which the costs are incurred and subsequent Operational Years, amortized on a straight-line basis over an appropriate period based upon the estimated useful life of the improvement, with an interest factor equal to the Interest Rate referred to in
                       Article 56(B) hereof, at the time of Landlord's having made such expenditure.

               Notwithstanding anything in this Article to the contrary, the following costs and expenses shall be excluded or deducted from Operating Expenses, as applicable: (1) costs of constructing, altering, painting and decorating for any tenant's or other occupant's space; (2) expenses incurred for construction to prepare space in the building for lease to other parties; (3) Landlord's income and franchise taxes; (4) depreciation of the building; (5) advertising and promotional costs in connection with leasing space in the building to third parties or the sale of the building or any portion thereof;
(6) attorneys' fees and expenses in connection with leasing activities, a sale or financing of the building (or any portion thereof), or litigation with, or disputes or negotiations relating to, tenants, subtenants or other occupants of the building or contractors or materialmen performing work or supplying materials for space leased to tenants, subtenants or other occupants of the building; (7) amounts recovered by Landlord as insurance proceeds or condemnation awards to the extent they are compensation for sums previously included in Operating Expenses hereunder or which Landlord would have received had it maintained the insurance required of Landlord hereby; (8) that portion of the salaries, benefits and other compensation of Landlord's part-time employees which does not relate to services performed in the building; (9) amounts paid to any principals of Landlord and their families and its affiliates if and only to the extent that they exceed the amounts which would have been paid in the absence of such relationship; (10) the cost of electricity furnished to the demised premises or any other space leased to tenants or occupants of the building; (11) charitable donations and voluntary contributions of Landlord; (12) the costs of leasehold improvements contributed to or made for tenants of the building in order to prepare portions of the building for occupancy by a new tenant; (13) the cost of any repair or other work necessitated by the gross negligence or willful misconduct of Landlord or its agents or employees or contractors or by condemnation, fire or other casualties; (14) any damages paid or incurred as a result of any gross negligence or willful misconduct, or any breach of any lease of space in the building, by Landlord or any of its agents or employees, and any attorneys' fees, disbursements and other costs paid or incurred in the investigation, defense and settlement of claims therefor; (15) the costs for sculptures, paintings and other objects of fine art purchased by Landlord and located within or outside the building; (16) the costs of performing work or furnishing services to or for any tenant, other than Tenant, at Landlord's expense to the extent same is in excess of any work or services provided to Tenant or generally to tenants at Landlord's expense. Operating Expenses shall also exclude or be reduced by, as applicable, any sums actually received by Landlord (other than pursuant to an operating expense escalation provision similar to that in this Article) from any unaffiliated third party with respect to an item or cost that is otherwise included in Operating Expenses.

          If Landlord shall purchase any item of capital equipment or make any capital expenditure which has the effect of reducing the expenses which would otherwise be included in Operating Expenses, then the costs of such capital equipment or capital expenditure are to be included in Operating Expenses for the Operational Year in which the costs are incurred and subsequent Operational Years, amortized on a straight-line basis over such period of time as Landlord reasonably estimates such savings or reductions in Operating Expenses are expected to equal Landlord's costs for such capital equipment or capital expenditure with an interest factor equal to the Interest Rate referred to in
Article 56(B) hereof at the time of Landlord's having made said expenditure. If Landlord shall lease any items of capital equipment designed to result in savings or reductions in expenses which would otherwise be included in Operating Expenses, then the rentals and other costs paid pursuant to such leasing shall be included in Operating Expenses for the Operational Year in which they were incurred.

          (2) "Operational Year" shall mean each period of twelve consecutive calendar months subsequent to and including the Expense Base Year.

          (3) "Projected Operating Expenses" shall mean the Actual Operating Expenses for the prior Operational Year plus or minus known fixed increases or decreases. The resultant amount shall be used as a basis for determining the additional rental payable by Tenant for the next succeeding Operational Year.

          (4) "Actual Operating Expenses" shall mean the total of all Operating Expenses incurred by Landlord for the preceding Operational Year and shall be used as a basis of adjustment as provided in Sub-Article 43(B).

          (5) "Expense Base Year" shall mean the calendar year 1998.

          (6) "Tenant's Proportionate Operating Share" shall be 3.584%.

     (B) If the Operating Expenses for any Operational Year shall be greater than the Operating Expenses for the Expense Base Year, Tenant shall pay to Landlord Tenant's Proportionate Operating Share of the difference, except that if the term of this lease shall expire on any day other than the 31st day of December, then, for the Operational Year in which the term of this lease shall expire, Tenant shall pay to Landlord Tenant's Proportionate Operating Share of a fraction of such difference, the denominator of which shall be 365 and the numerator of which shall be the number of days that shall have elapsed from January 1st of such Operational Year to and including the date of the expiration of the term of this lease.

     Tenant shall pay Landlord as additional rental on the first day of each month in advance, commencing no earlier than January 1, 1999, a sum equal to one-twelfth of Tenant's Proportionate Operating Share of the excess, if any, of the Projected Operating Expenses for the current Operational Year over the Actual Operating Expenses for the Expense Base Year. In the event Landlord's statement therefor is furnished to Tenant after the commencement of such current Operational Year, Tenant shall pay Landlord, within ten (10) days after demand therefor, any amount due to Landlord under the preceding sentence hereof from the first day of such current Operational Year to the last day of the calendar month in which such statement is rendered to Tenant. As soon as the same is available after the expiration of each Operational Year, Landlord shall furnish Tenant a written detailed statement of the Actual Operating Expenses incurred for such Operational Year, accompanied by a certified financial statement. In the event that such statement discloses that the additional rental paid by Tenant as Tenant's Proportionate Operating Share of the excess of the Projected Operating Expenses for such Operational Year over the Actual Operating Expenses for the Expense Base Year was in excess (the "Excess") of Tenant's Proportionate Operating Share of the excess of the Actual Operating Expenses for such Operational Year over the Actual Operating Expenses for the Expense Base Year, then and in such event the amount of the Excess shall be credited by Landlord to any amounts of fixed rent or additional rent thereafter payable by Tenant. In the event that the statement discloses that Tenant's Proportionate Operating Share of the excess of the Actual Operating Expenses for such Operational Year over the Actual Operating Expenses for the Expense Base Year exceeded the amount paid by Tenant as Tenant's Proportionate Operating Share of the excess of the Projected Operating Expenses for such Operational Year over the Actual Operating Expenses for the Expense Base Year, Tenant shall pay to Landlord, within ten
(10) days after the rendition of such statement, the amount of the deficiency shown on said statement.

     Landlord's and Tenant's obligations hereunder with respect to periods within the term of this lease shall survive the expiration of the term of this lease. All payments hereunder shall be additional rent.

     (C) Every notice or statement given by Landlord pursuant to Sub-Article (B) shall be conclusive and binding upon Tenant unless (i) within one (1) year after the receipt by Tenant of such notice or statement (including with regard to the Actual Operating Expenses for the first Operational Year after the Expense Base
Year), Tenant shall notify Landlord that it disputes the correctness of the notice or statement, specifying the particular respects in which the notice or statement is claimed to be incorrect, and (ii) if such dispute shall not have been settled by agreement, Tenant shall submit the dispute within 45 days after mailing of Tenant's notice of dispute to a reputable independent firm of certified public accountants, selected by Landlord and approved by Tenant, which approval shall not be unreasonably withheld or delayed, and which approval shall be given as long as such certified public accounting firm is one of the following accounting firms: Ernst & Young, Price Waterhouse, Arthur Andersen, KPMG Peat Marwick, Coopers & Lybrand and Deloitte & Touche, and not regularly employed by Landlord or any affiliate of Landlord. The accountants shall be permitted to select only Landlord's position or Tenant's position, and the decision of such accountants shall be conclusively binding upon the parties. The fees and expenses involved in such decision shall be borne by the unsuccessful party. Pending the determination of such dispute by agreement or decision of the accountants as aforesaid, Tenant shall pay additional rent in accordance with Landlord's notice or statement and such payment shall be without prejudice to Tenant's position. If such accountants shall determine that Landlord's statement overstated the amount of the payment for the applicable period, Tenant shall be entitled to credit the excess amount paid by it against the next accruing monthly installments of fixed rent and additional rental hereunder, with interest at the Interest Rate.

     (D) Landlord agrees to cause its managing agent to keep complete and accurate books and records of Operating Expenses and to grant Tenant reasonable access to the books and records of Landlord's managing agent for the purpose of verifying Operating Expenses and to furnish Tenant at Tenant's expense copies of any and all bills and vouchers relating thereto reasonably requested by Tenant. Tenant recognizes the confidential nature of such books, records, bills and vouchers and agrees to maintain the information obtained in strict confidence.

44.  TENANT'S INITIAL WORK AND LANDLORD'S WORK CONTRIBUTION:

     (A) Tenant intends to perform Tenant Improvements (as hereinafter defined), in compliance with Articles 3 and 45 and all the other terms, covenants and conditions of this lease, and incur Tenant Improvement Expenses (as hereinafter defined) in connection with Tenant's initial occupancy of the demised premises and Landlord has agreed to provide Landlord's Work Contribution to Tenant, in accordance with and subject to the terms and conditions of this Article 44 and the other terms and conditions of this lease, to enable Tenant to fund the Tenant Improvement Expenses.

     As used in this lease, the following terms shall have the following meanings:

          (1) "Landlord's Work Contribution" shall mean an amount not more than $2,954,040.

          (2) "Tenant Improvements" shall mean only alterations, additions, installations, decorations, furniture, fixtures, furnishings and equipment in and to the demised premises upon Tenant's initial occupancy of the demised premises, including construction, design, architectural and engineering fees and consultants' fees, but excluding attorneys' or accountants' fees, and excluding costs of repairs, maintenance, insurance, utilities, and other expenses required to be incurred by Tenant by any provision of this lease; included in the term "Tenant Improvements" shall be the following work:

               (a) HVAC SYSTEM. Furnishing and installation of a 200 ton HVAC system on the upper roof of the 16th floor of the building, with the specifications therefor to be determined by Tenant, subject to Landlord's prior written consent, not to be unreasonably withheld or delayed.

               (b) DEMOLITION. Demolition of the entire premises, including removal of all SAC units and equipment used by prior tenants, located in the demised premises on the date of this lease.

               (c) PERIMETER HEATING. Furnishing and installation of perimeter heating throughout the demised premises.

               (d) ADA COMPLIANT BATHROOMS. Furnishing and installation of new ADA compliant men's and ladies' bathrooms in the demised premises consistent with such bathrooms on the 11th and 12th floors of the building.

               (e) FLOOR. Removal of the waterproof membrane from the skating rink area, raising the skating rink area so that it is level with the balance of the floor and patching and leveling the entire floor consistent with industry standards.

               (f) BASE BUILDING ASBESTOS AND OTHER HAZARDOUS MATERIAL. Obtaining and providing Form ACP-5 and Form ACP-7 in connection with Tenant's application to the Building Department for an alterations permit, and removal of all hazardous material, including asbestos (including any asbestos in the floor membrane of the demised premises), in the demised premises on the date of this lease.

          (3) "Tenant Improvement Expenses" shall mean only Tenant's out-of-pocket expenses incurred in performing Tenant Improvements.

     (B) Subject to the terms and provisions hereof, Landlord shall disburse amounts to Tenant from Landlord's Work Contribution to reimburse Tenant for the Tenant Improvement Expenses. If after disbursement to Tenant of all amounts necessary to reimburse Tenant for all Tenant Improvement Expenses, there remain amounts of Landlord's Work Contribution which have not been disbursed, Landlord shall have no further obligation to pay any such undisbursed amounts to Tenant.

     (C) Tenant shall perform the Tenant Improvements in accordance with all the terms, covenants and conditions of Articles 3 and 45 of this lease and of this Article. The Tenant Improvements shall be performed in a good and workmanlike manner, using new materials and in accordance with good construction practice and in substantial accordance with Tenant's plans, as approved by Landlord as provided in Articles 3 and 45 of this lease. Tenant shall have the right to employ contractors of its choosing to perform the Tenant Improvements, subject to Landlord's approval, not to be unreasonably withheld or delayed. If Landlord shall not disapprove Tenant's plans and specifications and Tenant's contractors, stating in reasonable detail the reasons for such disapproval, within ten (10) business days after Landlord shall have received Tenant's submission thereof, such plans and specifications and such contractors submitted by Tenant, as the case may be, shall be deemed approved by Landlord.

     (D) To the fullest extent permitted by law, Tenant shall indemnify and hold harmless Landlord from and against all claims, actions and proceedings commenced by third parties, including any entities or persons in any way related to or affiliated with Tenant, Tenant's contractors, subcontractors, and their respective suppliers and materialmen, arising out of or resulting from the performance of the Tenant Improvements and any applicable law pertaining to such performance, including all damages, losses, fines, penalties and reasonable attorneys' fees and disbursements resulting from any such claim, action or proceeding, to the extent that any such claim, damage, fine, penalty, loss or expense (A) (1) is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Tenant Improvements themselves), and (2) is caused by the act, carelessness, neglect or improper conduct of Tenant, any architect, contractor, engineer or subcontractor to the extent retained by and/or acting on behalf of Tenant, anyone directly or indirectly employed by any one of them or any party for whose acts any of them may be liable, or (B) arises out of or is attributable to Tenant's failure to comply with any legal requirements or insurance requirements pertaining to the performance of Tenant Improvements, including the requirement to obtain all initial certificates and permits necessary for Tenant to initially occupy the demised premises which Tenant is, by the terms of this lease, required to obtain; provided that no such indemnity shall exist to the extent that any of the foregoing liability is attributable to the negligence or willful misconduct of Landlord, its agents, contractors or employees (but Tenant and Tenant's agents, contractors or employees shall not be deemed to be agents, contractors or employees of Landlord).

     (E) (1) Tenant shall submit monthly requisitions upon receipt to Landlord ("Work Requisitions") with respect to Tenant Improvements, setting forth in reasonable detail and in accordance with mutually agreed upon trade payment breakdowns and on the percentage of completion basis provided in accordance with the contract in question (i) the cost incurred by Tenant ("Tenant's Work Cost") in connection with such Tenant Improvements during the preceding month and, to the extent not covered by an earlier Work Requisition, in any prior month, which cost shall include the cost of any materials or equipment to be included in such work and either stored on the job site or if not, then stored elsewhere and required to be paid for under the contract in question, or any sums paid or deposited on account of any materials or equipment to be furnished or installed in connection with such work, and Tenant shall attach thereto invoices substantiating the payment of such costs, and (ii) the sums held back or retained by Tenant for such billing period from the Tenant's general contractor or construction manager, as the case may be, and others in connection with Tenant Improvements, which shall equal such reasonable retainage as Tenant shall have negotiated. The amount requested shall equal the amount determined under clause (i) less the amount determined under clause (ii). Each Work Requisition shall be accompanied by a certificate of Tenant's general contractor or construction manager, as the case may be, and of Tenant's architect that the Tenant Improvements performed were performed substantially in accordance with Tenant's plans, as approved by Landlord, and a certificate of Tenant's Chief Financial Officer certifying that all costs for which Tenant seeks reimbursement have been incurred by Tenant, and were not previously reimbursed by Landlord to Tenant hereunder and all such costs are Tenant Improvement Expenses.

          (2) Within 10 days after the receipt of each such Requisition, Landlord shall issue a certificate of payment, together with payment of all amounts set forth in such certificate, to Tenant for the amount of such Requisition which Landlord determines is properly due. If Landlord determines that all or any part of a Requisition is not properly due, Landlord shall give notice to Tenant, within such 10-day period, setting forth in reasonable detail the grounds therefor. Grounds, among others, upon which Landlord may determine that the amount of a Work Requisition is not properly due are (i) defective work which has not been corrected and the aggregate cost of correction is greater than the aggregate amount of the then existing retainage being held under contracts for such work, (ii) work (other than defective work) which has not been performed substantially in accordance with Tenant's plans, as approved by Landlord and
(iii) any material inaccuracies in the Work Requisition, including the percentage of completion achieved, if applicable. Landlord shall nonetheless issue a certificate of payment and make payment with respect to the portion of the Requisition that is so approved by Landlord. When such grounds are removed, Landlord shall certify for payment and make payment of the amount that Landlord previously determined should be withheld because of them.

          (3) With respect to each Requisition, the amount thereof shall be deemed due from and paid by Landlord as a charge against Landlord's Work Contribution in accordance with Subdivision (5) below until Landlord's Work Contribution shall have been exhausted, and thereafter Tenant shall pay all amounts necessary to complete the Tenant Improvements.

          (4) Tenant shall have the right to dispute any determination made by Landlord under subdivision (2) above by submitting such dispute to speedy arbitration before the American Arbitration Association in New York City, to be decided in accordance with its rules, except that the arbitrators shall be free to select as their decision only Landlord's position or Tenant's position and the substantially unsuccessful party shall pay the costs and expenses, including reasonable attorneys' fees, of the substantially successful party.

          (5) Notwithstanding anything to the contrary contained in this Article, if at the time any Requisition is paid or required to be paid, Tenant shall be in default under any of the terms of this lease, Landlord shall have no obligation to pay any Requisition, whether or not approved, and Tenant shall advance the full amount of such Requisition, but only in the event Tenant shall cure such default Landlord shall promptly reimburse Tenant for such payment (or pay such Requisition, as the case may be, to the extent that Tenant shall have not prior thereto advanced payment of such Requisition) to the extent of any Landlord's Work Contribution which has not been exhausted.

     (F) Tenant shall, within 30 days after executing the contract with its general contractor or construction manager for the Tenant Improvements and each 30 days thereafter, furnish to Landlord, solely for information purposes, a current reasonably estimated, progress schedule with respect to the performance of the Tenant Improvements.

     (G) To the extent possible, Tenant shall arrange to perform the Tenant Improvements so that as little overtime work as possible is performed and as few additional personnel are used, and Landlord shall cooperate with Tenant in connection therewith, so that the Tenant Improvements shall be performed as efficiently as possible.

     (H) Prior to final payment for the Tenant Improvements, Tenant shall cause the general contractor or construction manager, as the case may be, to deliver to Landlord all of the mylar reproducible "as-built" drawings for the Tenant Improvements, as well as a single shop drawing showing all mechanical and sprinkler installations and lighting fixtures within hung ceilings of each portion of the demised premises which was submitted by the general contractor or construction manager, as the case may be, and approved by Landlord prior to the installation of such work.

     (I) Each contract or subcontract which Tenant, its general contractor or construction manager enters into with respect to the performance of any portion of the Tenant Improvements shall provide in substance that the contractor or subcontractor, as the case may be, shall not be paid for any defective work which has not been remedied; provided that Tenant may elect to advance all or any part of such withheld funds to pay for any such defective work without reimbursement from Landlord, and Landlord shall so reimburse Tenant in accordance with and subject to the terms of this Article when such defect is remedied.

     (J) Notwithstanding any provision of this Article to the contrary, any item which this Article expressly provides to be paid or deemed due from Landlord as a charge against Landlord's Work Contribution shall only be required to be paid by or deemed due from Landlord to the extent such item, when aggregated with the amount of all other items previously charged against Landlord's Work Contribution, shall not exceed the total sum of Landlord's Work Contribution.

     (K) If Landlord shall fail to make payment to Tenant of any Requisition which is required to be paid to Tenant under this Article and if Tenant shall recover a final judgment against Landlord as a result of such failure of Landlord, Tenant may offset the amount of such final judgment against the fixed rent and additional rent thereafter coming due under this lease. The substantially prevailing party in Tenant's action to obtain such final judgment shall be entitled to recover its reasonable legal fees in such action against the other party to such action. If Landlord is such substantially prevailing party, the amount of Landlord's reasonable legal fees shall be deemed to be additional rent under this lease, due and payable within ten (10) days after Landlord's demand therefor, and if Tenant is such substantially prevailing party, the amount of Tenant's reasonable legal fees may be offset against the fixed rent and additional rent thereafter coming due under this lease.

45.  TENANT'S CHANGES:

     Supplementing the provisions of Article 3:

     (A) Tenant may from time to time during the term of this lease with Landlord's prior written consent, not to be unreasonably withheld or delayed, at Tenant's expense, make such alterations, installations, additions, improvements and decorations (including, without limitation, construction of a mezzanine to the maximum size permitted by applicable law (and the same shall not be the basis for an increase in fixed rent or additional rent), and installation of skylights within the demised premises through the upper roof of the 16'h floor of the building, subject to all of the other terms and conditions of this Article and of the remainder of this lease and subject to Landlord's right, in Landlord's sole discretion, to require Tenant at the expiration of the term of this lease, at Tenant's sole cost and expense, to remove such mezzanine and skylights and to restore the affected areas to their condition existing immediately prior to the construction of such mezzanine and skylights, Landlord agreeing to cooperate, at no cost or expense to Landlord, with Tenant in connection with Tenant's obtaining all necessary governmental approvals for the construction and installation of such mezzanine and skylights) (hereinafter collectively called "changes" and as applied to changes provided for in this Article, "Tenant's Changes", it being understood and agreed that such term includes all Tenant Improvements, as such term is defined in Article 44, and all work which any other provision of this lease authorizes Tenant to perform, it being understood that, notwithstanding the provisions of Article 44 or any other such provision of this lease, such work shall be performed subject to the terms and conditions of this Article), in and to the demised premises, but excluding structural changes or changes adversely affecting the systems of the building, as Tenant may reasonably consider necessary or desirable for the conduct of its business in the demised premises on the following conditions:

          (i) The strength of the building, or of any of the columns and beams of the building shall not be affected.

          (ii) No part of the building outside of the demised premises shall be, directly or indirectly, physically or aesthetically affected.

          (iii) The proper functioning of any of the mechanical, electrical, sanitary and other service systems of the building shall not be adversely affected, or the usage of such systems by Tenant shall not be materially increased.

          (iv) In performing the work involved in making such changes, Tenant shall be bound by and observe all of the conditions and covenants contained in the following sections of this Article, in all the other Articles of this lease, and in the Rules and Regulations.

          (v) Before proceeding with any change Tenant shall submit to Landlord plans and specifications for the work to be done. If Landlord shall not disapprove the plans and specifications submitted by Tenant, stating in reasonable detail the reasons for such disapproval, within ten (10) business days (or with respect to the plans and specifications for the construction of the mezzanine and installation of skylights, within fifteen (15) business days) after Landlord shall have received Tenant's submission thereof, such plans and specifications submitted by Tenant shall be deemed approved by Landlord.

          (vi) In Landlord's reasonable judgment, the outside appearance of the building shall not be adversely affected, except that changes may be made to the Roof/Set-Back Area as provided in Article 59 of this lease.

          (vii) All contractors and subcontractors shall be selected by Tenant from Landlord's list of approved contractors and subcontractors, and if Tenant uses any of the contractors or subcontractors on Landlord's list, such contractors or subcontractors shall be deemed approved by Landlord for the work for which Tenant has requested such list, or if none of such contractors or subcontractors on Landlord's list are acceptable to Tenant, Tenant shall submit the names of the contractors or subcontractors which Tenant desires to use, for Landlord's consent, which shall not be unreasonably withheld or delayed. If Landlord shall not disapprove the contractors or subcontractors submitted by Tenant, stating in reasonable detail the reasons for such disapproval, within ten (10) business days after Landlord shall have received Tenant's submission thereof, such contractors or subcontractors submitted by Tenant shall be deemed approved by Landlord. It is understood that this clause (vii) applies to repairs to be made by Tenant pursuant to Article 4 of this lease.

          (viii) Tenant shall reimburse Landlord on demand, as additional rent, for Landlord's actual out-of-pocket expenses incurred in connection with Landlord's review of plans and other construction documents (as well as any other review work provided elsewhere in this lease).

          (ix) Landlord may require Tenant to perform all such work at such times and in such manner as to minimize interference with the use of the building by the other tenants and occupants thereof, including, if necessary, performing such work on an "overtime" basis where it is reasonably anticipated that there may be such interference.

          (x) Tenant shall use William Vittacco Associates, presently located at 60 Hudson Street in Manhattan, or its successor if such firm as Tenant's expediters for matters relating only to the change to the Certificate of Occupancy.

          Notwithstanding the foregoing, Tenant may, without the consent of Landlord, paint, carpet and perform similar decorative changes, and may make other non-structural changes to the demised premises, that cost $100,000 or less at any one time, provided that such changes do not adversely affect the structure or systems of the building and do not affect space outside the demised premises.

     (B) Tenant, at its expense, shall obtain all necessary governmental and quasi-governmental permits, approvals and certificates for the commencement and prosecution of Tenant's Changes before performing any Tenant's Changes, and for final approval thereof upon completion, and shall cause Tenant's Changes to be performed in compliance therewith and with all applicable laws and requirements of public authorities, and with all applicable requirements of insurance bodies, and in good and workmanlike manner, using materials and equipment at least equal in quality and class to the original installations in the building. All fixtures and all paneling, partitions (except to the extent moveable without damage to the demised premises), railings and like installations and all other property installed by Tenant shall be deemed to be part of the demised premises. Tenant's Changes shall be performed in such manner as not to unreasonably interfere with or delay or impose any additional expense Upon Landlord in the maintenance or operation of the building unless Tenant shall indemnify Landlord therefor to the latter's reasonable satisfaction. Throughout the performance of Tenant's Changes, Tenant, at its expense shall carry, or cause to be carried, with respect to all workmen performing the same workmen's compensation insurance in statutory limits and general liability, personal and property damage insurance for any occurrence in or about the building arising out of the work, the policies and certificates for which shall name Landlord and its agents as parties insured, in such limits as Landlord may reasonably prescribe, with insurers satisfactory to Landlord. Tenant shall furnish Landlord with reasonably satisfactory evidence that such insurance is in effect at or before the commencement of Tenant's Changes and, on request, at reasonable intervals thereafter during the continuance of Tenant's Changes. In Landlord's sole discretion, at the expiration of the term, Tenant, at Tenant's sole cost and expense, shall remove any alterations made by Tenant (or Landlord on Tenant's behalf) to the Roof/Set-Back Area and restore the affected area to its condition existing immediately prior to the construction of such alterations. In Landlord's sole discretion, at the expiration of the term, Tenant shall also be required, at Tenant's sole cost and expense, to remove the mezzanine and skylights, as provided above, and any installations which are special to Tenant's use of the demised premises, such installations including by way of example only, internal stairways, health facilities, cafeterias, computer rooms, vaults and safes of unusual size, antennae, microwave dishes and any improved penetrations to the exterior of the building, and to restore the affected areas to their condition existing immediately prior to the construction of such installations, but Tenant shall not be required to remove any other installations at the expiration of this lease.

     (C) Tenant, at its expense, and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Tenant's Changes which shall be issued by the Department of Buildings or any other public authority having or asserting jurisdiction. Tenant shall defend, indemnify and save harmless Landlord against any and all mechanic's and other liens filed in connection with Tenant's Changes, including the liens of any conditional sales of, or chattel mortgages upon, any materials, fixtures or articles so installed in and constituting part of the demised premises and against all costs, expenses and liabilities incurred in connection with any such liens, conditional sale or chattel mortgage or any action or proceeding brought thereon. Tenant, at its expense, shall procure the satisfaction or discharge by bonding or otherwise of all such liens within thirty (30) days after Landlord makes written demand therefor. However, nothing herein contained shall prevent Tenant from contesting in good faith and at its own expense any such notice of violation provided that:

          (1) Landlord shall not be subject to criminal penalty or to prosecution for a crime (unless such prosecution is stayed) nor shall the demised premises or any part thereof be subject to being condemned or vacated, by reason of noncompliance or otherwise by reason of such contest;

          (2) Tenant shall defend, indemnify and hold harmless Landlord against all liability, loss or damage which Landlord shall suffer by reason of such non-compliance or contest, including reasonable attorney's fees and other expenses reasonably incurred by Landlord;

          (3) such non-compliance or contest shall not constitute or result in any violation of any superior lease or superior mortgage, or if such superior lease and/or superior mortgage shall permit such non-compliance or contest on condition of the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be furnished at the expense of Tenant; and

          (4) Tenant shall keep Landlord advised as to the status of such proceedings.

          Without limiting the application of subdivision (1) above thereto, Landlord shall be deemed subject to prosecution for a crime within the meaning of said subdivision, if Landlord, or any officer of Landlord individually, is charged with a crime of any kind or degree whatever, whether by service of a summons or otherwise, unless such charge is withdrawn before Landlord or such officer (as the case may be) is required to plead or answer thereto.

     (D) Landlord shall cooperate with Tenant to procure and maintain, without expense or liability on the part of the Landlord (unless indemnified to Landlord's reasonable satisfaction), any of the governmental permits and certificates referred to in "(B") above.

     (E) Tenant agrees that the exercise of its rights pursuant to the provisions of this Article shall not be done in a manner which would create any work stoppage, picketing, labor disruption or dispute or violate union contracts affecting the land and building nor unreasonable interference with the business of Landlord or any tenant or occupant of the building.

     (F) Tenant shall defend, indemnify and save harmless Landlord from and against any damage to the building and from and against any claims for damages or injuries or loss of life resulting from all demolition and construction in connection with Tenant's Changes, except to the extent any of the foregoing are caused by the negligence of Landlord, its agents, contractors or employees.

46.  BROKER:

     Tenant warrants and represents that it has dealt with no brokers other than Insignia/Edward S. Gordon Company Inc. ("Gordon") and Newmark & Company Real Estate, Inc. ("Newmark") in connection with this lease. Tenant agrees to indemnify, defend and hold Landlord harmless, including reasonable attorneys' fees and expenses, against any claims for brokerage commission in connection with this lease arising out of any conversations or negotiations had by Tenant with any broker other than Gordon and Newmark. Landlord will pay the leasing commission due to Gordon and Newmark pursuant to a separate agreement or agreements and will indemnify Tenant for all claims of brokers which have dealt with Landlord in connection with this lease and not dealt with Tenant.

47.  EXCULPATORY CLAUSE:

     If Landlord or any successor in interest be an individual, joint venture, tenancy-in-common, co-partnership, unincorporated association, limited liability company or other unincorporated aggregate of individuals (all of which are referred to below, individually and collectively, as an "unincorporated landlord"), then, anything elsewhere to the contrary notwithstanding, Tenant shall look solely to the estate and interest of Landlord in the land and building (including all insurance and condemnation proceeds, but only to the extent not used for repair or restoration of the demised premises or building) of which the demised premises are a part, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) or arbitration award or decision requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants, and conditions of this lease to be observed and/or performed by Landlord, and no other property or assets of such unincorporated landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

     If Landlord or any successor in interest be a corporation, then, anything elsewhere to the contrary notwithstanding, Tenant shall look solely to the estate and interest of such incorporated Landlord in the land and building (including all insurance and condemnation proceeds, but only to the extent not used for repair or restoration of the demised premises or building) for the satisfaction of Tenant's remedies in the event of a breach or default by Landlord of any of its obligations under this lease. Landlord represents that it is the fee owner of the building and land and that it has the authority to execute and deliver this lease.

48.  INDEMNITY - LIABILITY INSURANCE:

     Tenant shall indemnify and save harmless Landlord and its agents against and from (i) any and all claims (a) arising from (x) the conduct or management of the demised premises or of any business therein, or (y) any work or thing whatsoever done, or any condition created in or about the demised premises during the term hereof or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the demised premises, except to the extent arising out of the negligence or willful misconduct of Landlord, its agents, employees or contractors (but Tenant and Tenant's agents, employees or contractors shall not be deemed to be agents, employees or contractors of Landlord) or (b) arising from any negligent or otherwise wrongful act or omission of Tenant or any of its subtenants or licensees or their employees, agents, visitors, invitees or contractors or subcontractors of any tier, and (ii) all costs, expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall resist and defend such action or proceeding at Tenant's expense by counsel selected by Tenant and reasonably satisfactory to Landlord (any counsel selected by Tenant's insurance carrier shall be deemed approved by Landlord), without any disclaimer of liability in connection with such claim.

     Tenant covenants, at Tenant's sole cost and expense, to provide on or before the Commencement Date and to keep in force during the term hereof for the benefit of Landlord, Landlord's agent and Tenant a comprehensive policy or policies of liability insurance protecting Landlord, Landlord's agent, and Tenant against any liability whatsoever occasioned by an accident on or about the demised premises or any appurtenances thereto or in connection with the use and occupancy of the demised premises or any part thereof, with the limits of liability thereunder not being less than the amount of Ten Million ($10,000,000.00) Dollars for personal injury or death per person and per occurrence and for property damage, such limits of insurance being subject to such reasonable increase as Landlord may from time to time (but not more frequently than once in any 12 month period) reasonably require so that the amount thereof is sufficient in Landlord's reasonable judgment to protect Landlord's interests.

     The aforesaid comprehensive policy or policies of liability insurance (which may include umbrella coverage) shall include a broad form contractual liability endorsement protecting Tenant against loss arising out of liabilities for bodily injury, death or property damage assumed by Tenant under this lease by indemnity or otherwise and shall also contain a severability clause or endorsement pursuant to which each named insured and additional insured shall be entitled to the protection of such policy with respect to liabilities to the other named and additional insured.

     Tenant shall also provide on and before the Commencement Date and keep in force during the term hereof "all risk", extended coverage property insurance covering all of Tenant Changes and all of Tenant's property in or on the demised premises to a limit of not less than 100% of the full replacement cost thereof, but, in any event, in an amount sufficient to avoid the effects of co-insurance in the event of loss, protecting, as named insured, Landlord, Landlord's agent and Tenant.

     Such policy or policies shall be written by good solvent insurance companies, licensed to do business in New York State carrying a Best's (or successor rating organization) rating of A, Category X or the then equivalent of such rating, or the next lower rating if there shall not be at least two (2) such insurers carrying such a rating and writing such insurance for quality buildings in Manhattan.

     All such insurance may be carried under a blanket policy or policies covering the demised premises and other locations of Tenant (provided such blanket policies shall otherwise comply with the provisions of this Article and shall afford the same protection to Landlord as would be provided by policies individually applicable to the demised premises or Tenant's Changes and Tenant's property, as the case may be) and may contain deductible provisions totalling no more than $15,000.00 for the first five years of the initial term, $30,000.00 for the balance of the initial term and $50,000.00 for the renewal term.

     Prior to the Commencement Date and thereafter at least thirty (30) days prior to the expiration of any such policy, Tenant agrees to deliver to Landlord either a duplicate original of each policy or a certificate or certificates evidencing such insurance, provided said policy and said certificate or certificates contain an endorsement that such insurance may not be cancelled except upon thirty (30) days' prior written notice to Landlord, together with evidence of payment for the policy.

     Tenant's failure to provide and keep in force all the aforementioned insurance shall be regarded as a material default hereunder entitling Landlord to exercise any or all of the remedies as provided in this lease in the event of Tenant's default.

     Landlord shall indemnify and save harmless Tenant from and against (i) any and all claims which could result in liability to Tenant to the extent arising out of the negligence or willful misconduct of Landlord, its agents, employees and contractors (but Tenant and any other tenants and occupants in the building, and their respective agents, employees and contractors, shall not be deemed to be agents, employees or contractors of Landlord) and (ii) all costs, expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against Tenant by reason of any such claim, Landlord, upon notice from Tenant, shall resist and defend such action or proceeding at Landlord's expense by counsel selected by Landlord and reasonably satisfactory to Tenant (any counsel selected by Landlord's insurance carrier shall be deemed approved by Tenant), without any disclaimer of liability in connection with such claim.

49.  CERTIFICATES:

     Landlord and Tenant shall, without charge at any time and from time to time, within fifteen (15) days after request by the other, certify by written instrument, duly executed, acknowledged and delivered to any mortgagee, assignee of any mortgage or purchaser, or permitted subtenant or any other person, firm or corporation specified by Landlord or Tenant, as the case may be:

          (a) that this lease is unmodified and in full force and effect (or, if there has been modification, that the same is in full force and effect as modified and stating the modifications);

          (b) whether or not, to the best of the requested party's knowledge, there are then existing any setoffs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of the requested party to be performed or complied with (and, if so, specifying the same);

          (c) the dates, if any, to which the rental and other charges hereunder have been paid in advance; and

          (d) any other information with respect to this lease or the compliance with the terms, covenants and conditions thereof reasonably requested by the requesting party.

50.  HOLDING OVER BY TENANT:

     Should Tenant hold over in possession after the expiration or sooner termination of the term of this lease, such holding over shall not be deemed to extend the term or renew this lease, but such holding over thereafter shall continue upon the covenants and conditions herein set forth except that the charge for use and occupancy of such holding over for each calendar month or part thereof (even if such part shall be a small fraction of a calendar month) shall be the sum of:

          (a) 1/12th of (i) the highest annual fixed rent hereunder, multiplied by (ii) (A) 2.0, plus

          (b) 1/12th of all items of annual additional rental hereunder, which annual additional rental would have been payable pursuant to this lease had this lease not expired, plus

          (c) those other items of additional rent (not annual additional rent) which would have been payable monthly pursuant to this lease, had this lease not expired,

which total sum Tenant agrees to pay to Landlord promptly upon demand, in full without set off. Nothing contained herein shall authorize Tenant to hold over in the demised premises after the expiration of the term of this lease, or constitute Landlord's consent thereto, Landlord having all remedies provided for by this lease or by law (subject to Article 56(L) of this lease) in the event of any such holding over.

     The aforesaid provisions of this Article shall survive the expiration or sooner termination of this lease.

51.  LEASE NOT BINDING UNLESS EXECUTED AND DELIVERED:

     It is specifically understood and agreed that this lease is offered to Tenant for signature by the managing agent of the building, solely in its capacity as such agent and subject to Landlord's acceptance and approval and that Tenant shall affix its signature with the understanding that the said lease shall not in any way bind Landlord or its agent or Tenant until such time as the same has been approved and executed by Landlord and delivered to Tenant.

52.  ASSIGNMENT AND SUBLETTING:

     (A) Tenant shall not, without, in each instance, obtaining the prior written consent of Landlord (which consent may be withheld in Landlord's sole discretion), except as otherwise expressly provided in this Article, (a) assign or otherwise transfer this lease or the term and estate hereby granted, (b) sublet the demised premises or any part thereof or allow the same to be used or occupied by others, (c) mortgage, encumber or create a security interest with respect to this lease, or (d) advertise, or authorize a broker to advertise, for a subtenant or an assignee at a rental rate less than the rental rate then being charged, or in good faith asked, by Landlord for comparable space in the building. For purposes of this Article, (i) the transfer of a controlling interest in any corporate, partnership, or limited liability company tenant or subtenant, however accomplished, whether in a single transaction or in a series of related or unrelated transactions, which shall be other than for a good business purpose and principally for the purpose of transferring the leasehold estate created thereby shall be deemed an assignment of this lease, or of such sublease, as the case may be, it being understood and agreed that the transfer of an interest in any corporate tenant or subtenant shall be deemed not to include the sale of the stock of such corporate tenant or subtenant by persons or parties through the "over-the-counter market" or through any recognized stock exchange, (ii) a takeover agreement shall be deemed a transfer of this lease,
(iii) any person or legal representative of Tenant, to whom Tenant's interest under this lease passes by operation of law, or otherwise, shall be bound by the provisions of this Article, and (iv) a material modification, amendment or extension of a sublease shall be deemed a sublease. A "material modification, amendment or extension" shall be deemed to be any modification which materially affects the rent, term, size or location of the affected space, or the parties leasing or occupying space thereunder. As used herein, the phrase "controlling interest" shall mean such interest in the corporation, partnership or limited liability company, as the case may be, so that the owner of such interest shall be able to direct the policies of such corporation, partnership or limited liability company.

     (B) The provisions of clause (a) of Sub-Article (A) and of Sub-Articles
(F), (G) and (H) hereof shall not apply to transactions with a corporation or limited liability company or partnership into or with which Tenant is merged or consolidated or with an entity to which substantially all of Tenant's assets are transferred (provided such merger or consolidation or transfer of assets is for a good business purpose and not principally for the purpose of transferring the leasehold estate created hereby), nor shall the provisions of clause (a) of SubArticle (A) and of Sub-Articles (F), (G) and (H) apply to transactions with an entity which controls or is controlled by Tenant or is under common control with Tenant, provided that the corporation, limited liability company, partnership or entity which shall succeed Tenant pursuant to this Sub-Article
(B) shall have a net worth immediately following such merger, consolidation, transfer of assets or other transaction, determined on the basis of its most recent balance sheet, as audited by a firm of independent certified public accountants, which shall not be less than the lower of (x) that of Tenant immediately prior to such merger, consolidation, transfer of assets or other transaction, or (y) $30,000,000 and all of such transactions referred to in this sentence may occur without the consent of Landlord. Further, the provisions of clause (b) of Sub-Article (A) and Sub-Articles (F), (G) and (H) shall not apply to transactions with an entity which controls or is controlled by Tenant or is under common control with Tenant, and all of such transactions referred to in this sentence may occur without the consent of Landlord.

          The provisions of clause (a) of Sub-Article (A) and of Sub-Articles
(F), (G) and (H) hereof shall not be interpreted to apply to transactions by a subtenant with a corporation or limited liability company or partnership into or with which such subtenant is merged or consolidated or with an entity to which substantially all of such subtenant's assets are transferred (provided such merger or consolidation or transfer of assets is for a good business purpose and not principally for the purpose of transferring the leasehold estate created by the sublease to such subtenant), nor shall the provisions of clause (a) of Sub-Article (A) and of Sub-Articles (F), (G) and (H) be interpreted to apply to transactions by a subtenant with an entity which controls or is controlled by or is under common control with such subtenant.

     (C) Any assignment or transfer, whether made with Landlord's consent as required by Sub-Article (A) or without Landlord's consent pursuant to Sub-Article (B) or otherwise, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement, in form and substance reasonably satisfactory to Landlord, whereby the assignee shall assume the obligations and performance of this lease and agree to be personally bound by and upon all of the covenants, agreements, terms, provisions and conditions hereof on the part of Tenant to be performed or observed from and after such assignment and whereby the assignee shall agree that the provisions of this Article shall, notwithstanding such an assignment or transfer, continue to be binding upon it in the future. DoubleClick Inc. the original Tenant named in this Lease, and each subsequent holder of the Tenant's interest in this Lease (DoubleClick Inc. and each such subsequent holder is hereinafter called "Such Tenant" in this Sub-Article (C) and in Sub-Article (D)) covenant that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this lease, and notwithstanding the acceptance of fixed rent or additional rent or other charges by Landlord from an assignee or transferee or any other party, Such Tenant shall remain fully and primarily liable for the payment of the fixed rent and all additional rent and other charges due and to become due under this lease and for the performance of all of the covenants, agreements, terms, provisions and conditions of this lease on the part of Tenant to be performed or observed.

     (D) The liability of Such Tenant, and the due performance by Such Tenant of the obligations on its part to be performed under this Lease, shall not be discharged, released or impaired in any respect by an agreement or stipulation made by Landlord or any grantee or assignee of Landlord, by way of mortgage, or otherwise, extending the time of, or modifying any of the obligations contained in, this lease, or by any waiver or failure of Landlord to enforce any of the obligations on Tenant's part to be performed under this lease, or by the bankruptcy of Such Tenant or of the assignee or transferee from Such Tenant or the rejection or disaffirmance of this lease in connection with the bankruptcy proceedings affecting Such Tenant or such assignee or transferee, or by any other events or circumstances, other than the full and complete performance of all of Such Tenant's obligations under this lease, and Such Tenant shall, therefore, in all events continue to be primarily liable hereunder. If any such agreement or stipulation operates to increase the obligations of Such Tenant under this lease, the liability under this Sub-Article (D) of Such Tenant (unless Such Tenant shall have expressly consented in writing to such agreement or stipulation) shall continue to be no greater than if such agreement or stipulation had not been made.

     (E) Landlord shall not unreasonably withhold or delay Landlord's consent to an assignment of this lease or a subletting of the whole or any part of the demised premises if (i) Tenant shall have given Landlord Tenant's Assignment Notice, as such term is defined in Sub-Article (F) of this Article, or Tenant's Sublease Notice, as such term is defined in Sub-Article (G) of this Article, as the case may be, (ii) Tenant shall have furnished Landlord with the name and business address of the proposed assignee or subtenant, reasonably detailed information with respect to the nature and character of the proposed assignee's or subtenant's business, activities and intended use of the demised premises, and such references and current financial information with respect to net worth, credit and financial responsibility as are reasonably satisfactory to Landlord,
(iii) Tenant shall have provided Landlord with a true and correct copy of the fully executed assignment agreement or sublease and of all other documents executed in connection therewith and (iv) Landlord shall not have accepted one of Tenant's offers as provided in Sub-Articles (F) and (G) of this Article, provided that:

          (1) The proposed assignee or subtenant is a reputable party and the proposed assignee or the proposed subtenant (where, after the proposed subtenant would take occupancy of the space proposed to be sublet to such proposed subtenant, Tenant would not be in occupancy of more than twenty-five (251) percent of the demised premises) have a financial net worth, credit and financial responsibility which is, considering the responsibilities involved, reasonably satisfactory to Landlord;

          (2) The nature and character of the proposed subtenant or assignee, its business, activities and intended use of the demised premises is, in Landlord's reasonable judgment, in keeping with the standards of the building and in accordance with the use defined in Article 2 hereof;

          (3) If Landlord has other comparable space then available, the proposed assignee or subtenant is not then an occupant of the building or a party who negotiated with Landlord or Landlord's agent (directly or through a broker) with respect to space in the building during the four (4) months immediately preceding Tenant's request for Landlord's consent;

          (4) Tenant shall, upon Landlord's giving its consent hereunder, or if Landlord shall have reasonably refused to give such consent, upon such refusal, have paid Landlord, as additional rent, any reasonable cost incurred by Landlord to review the requested consent, including any reasonable attorneys' fees of outside counsel incurred by Landlord;

          (5) The proposed subtenant is not an employment or recruitment agency, a school, college, university or educational institution, whether or not for profit, a government or any subdivision or agency thereof, a real estate brokerage office, or a medical office;

          (6) Each sublease agreement, as the case may be, shall specifically state that (i) it is subject to and upon all of the terms, covenants, agreements, provisions, and conditions of this lease except that a subtenant shall not be responsible for payment of the rent and additional rent under this lease, (ii) if Tenant defaults in the payment of any rent after expiration of any notice or grace period, Landlord is authorized to collect any rents due or owing from any subtenant or other occupant of the demised premises and to apply the net amounts collected to the fixed annual rent and additional rent reserved herein, and (iii) the receipt by Landlord of any amounts from a subtenant or other occupant of any part of the demised premises shall not be deemed or construed as releasing Tenant from Tenant's obligations hereunder or the acceptance of that party as a direct tenant;

          (7) Tenant shall not publicly advertise, or authorize a broker to advertise, for an assignee or a subtenant, at a rental rate less than the rental rate then being charged, or in good faith asked, by Landlord for comparable space in the building; and

          (8) No subletting shall be for less than ten thousand (10,000) contiguous rentable square feet of the demised premises and at no time shall there be more than two (2) occupants, including Tenant, in the demised premises.

     (F) Should Tenant desire to assign this lease, Tenant shall first give Landlord written notice ("Tenant's Assignment Notice") of Tenant's desire and offer to (i) terminate this lease and (ii) assign this lease to Landlord, or Landlord's designee if so elected by Landlord, and notify Landlord of the material terms and conditions upon which Tenant proposes to effect such assignment. Tenant shall specify in Tenant's Assignment Notice the effective date of its desired assignment, which shall be on the first day of a month no less than two calendar months from the date that Tenant gives Landlord Tenant's Assignment Notice, and Landlord shall have thirty (30) days from receipt of Tenant's Assignment Notice to accept one of Tenant's offers. Tenant's Assignment Notice shall also be accompanied by a photocopy of the provisions of this Sub-Article (F).

          If Landlord shall notify Tenant that it elects to accept either of Tenant's offers within said thirty (30) days, then, depending on Landlord's election (i) this lease shall terminate on the effective date specified by Tenant as if it were the date originally set forth in this lease for the expiration of the term or (ii) Tenant shall promptly execute and deliver to Landlord, or Landlord's designee if so elected by Landlord, an assignment in form reasonably satisfactory to Landlord's and Tenant's counsel, which assignment shall be effective as of the date specified by Tenant in Tenant's Assignment Notice. If Landlord elects to terminate this lease, as referred to in
(i), or to accept an assignment of this lease, as referred to in(ii), Tenant shall be released from any further liability (except that due to any default by Tenant prior to Landlord's election) under this lease. If Landlord should not accept either of such offers and Tenant does not consummate an assignment within six months from the end of the aforementioned thirty (30) day period, the economic terms of which in the aggregate shall not be more than five (5%) percent less than the economic terms in the aggregate which were contained in Tenant's Assignment Notice, the provisions of this Sub-Article (F) shall apply again as if there had been no prior offers to Landlord. Notwithstanding the foregoing, if Landlord elects to accept an assignment of this lease to Landlord, or its designee, Tenant shall be released from any other obligations accruing after the effective date of such assignment.

     (G) (1) If Tenant shall desire to sublet all or any part of the demised premises, Tenant shall first give Landlord written notice ("Tenant's Sublease Notice") of Tenant's desire and offer to: (x) in the case of a subletting of the entire demised premises (i) terminate this lease if such subletting is for substantially the remaining term of this lease, and (ii) assign this lease to Landlord, or Landlord's designee if so elected by Landlord, if such subletting is for substantially the remaining term of this lease, and (iii) sublease the demised premises to Landlord, or Landlord's designee if so elected by Landlord, for the term of the proposed subletting if such subletting is not for substantially the remaining term of this lease or (y) in the case of a subletting of less than the entire demised premises: (i) to sublease such portion of the demised premises to Landlord, or Landlord's designee if so elected by Landlord, for the term of the proposed subletting if such subletting is not for substantially the remaining term of this lease or (ii) if such subletting is for substantially the remaining term of this lease, to surrender all of Tenant's right, title and interest in and to such portion of the demised premises covered by the proposed sublease, and in the case of either (x) or (y), notify Landlord of the terms and conditions upon which Tenant proposes to effect subletting. Tenant shall specify in Tenant's Sublease Notice the effective date of its desired sublease, which shall be on the first day of a month no less than one calendar month from the date that Tenant gives Landlord Tenant's Sublease Notice, and Landlord shall have thirty (30) days from receipt of Tenant's Sublease Notice to accept one of Tenant's offers. Tenant's Sublease Notice shall also be accompanied by a photocopy of the provisions of this Sub-Article (G).

          (2) If Landlord shall notify Tenant that it elects to accept one of Tenant's offers within said thirty (30) days, then, depending on Landlord's election, (i) this lease shall terminate on the effective date specified by Tenant as if it were the date originally set forth in this lease for the expiration of the term, (ii) Tenant shall promptly execute and deliver to Landlord, or Landlord's designee if so elected by Landlord, an assignment in form reasonably satisfactory to Landlord's counsel, which assignment shall be effective as of the date specified by Tenant in Tenant's Sublease Notice, or
(iii) Tenant shall promptly execute and deliver a sublease to Landlord, or Landlord's designee if so elected by Landlord, which sublease shall be effective as of the effective date and for the term specified by Tenant in Tenant's Sublease Notice and shall be on the terms set forth in paragraph (3) of this Sub-Article (G), or (iv) in the event of a surrender of a portion of the demised premises, then effective on the date immediately following such surrender the fixed rent payable by Tenant under this lease shall be reduced on a per rentable square foot basis as set forth in the table annexed hereto as Exhibit D during the periods of the term of this lease, as shown in such table, occurring after such effective date for the portions of the demised premises so surrendered, and the additional rent payable by Tenant under this Lease shall be equitably adjusted. If Landlord elects to terminate this lease, as referred to in (i), or to accept an assignment of this lease as referred to in (ii), Tenant shall be released from any further liability (except that due to any default by Tenant prior to Landlord's election) under this lease If Landlord elects to sublease, or accept the surrender of, all or any portion of the demised premises, as referred to in (iii) or (iv), and, if after such sublease or surrender Tenant shall be occupying less than 66 2/3% of the rentable square footage of the demised premises, Tenant shall be released from any further liability (except that due to any default by Tenant prior to Landlord's election) with respect to all or such portion of the demised premises covered by such sublease or surrender and any prior subleases or surrenders, as the case may be, in the case of any such subleases for the terms of the respective subleases. If Landlord should not accept any of such offers and Tenant does not consummate a sublease within six months from the end of the aforementioned thirty (30) day period, the economic terms of which in the aggregate shall not be more than five (5%) percent less than the economic terms in the aggregate which were contained in Tenant's Sublease Notice, the provisions of this Sub-Article (G) shall apply again as if there had been no prior offers to Landlord.

          (3) If Landlord should elect to have Tenant execute and deliver a sublease pursuant to the provisions of this Sub-Article, said sublease shall be in a form reasonably satisfactory to Landlord's and Tenant's counsel and on all the terms and conditions contained in this lease, except that:

               (a) The rental terms shall be the lesser of (x) the rental terms reflected in Tenant's Sublease Notice or (y) the rental terms contained in this lease on a per rentable square foot basis as set forth in the table annexed hereto as Exhibit D during the periods of the term of this lease, as shown in such table, occurring after payment of rent is to commence under such sublease for the portions of the demised premises within which the subleased premises shall be located,

               (b) The sublease shall not provide for any work to be done for the subtenant or for any initial rent concessions or contain provisions inapplicable to a sublease, except that in the case of a subletting of a portion of the demised premises Tenant shall, subject to the provisions of Articles 3 and 45 with respect to Tenant's Changes, at Tenant's sole cost and expense, separate the sublet space from the remainder of the demised premises (to the extent necessary), including, but not limited to, the installation of electricity and steam submeters and water meters,

               (c) The subtenant thereunder shall have the right to underlet the subleased premises, in whole or in part, without Tenant's consent,

               (d) The subtenant thereunder shall have the right to make, or cause to be made, any changes, alterations, decorations, additions and improvements that such subtenant may desire or authorize,

               (e) Such sublease shall expressly negate any intention that any estate created by or under such sublease be merged with any other estate held by either of the parties thereto,

               (f) Any consent required of Tenant, as lessor under that sublease, shall be deemed granted if consent with respect thereto is granted by Landlord, and there shall be no limitation as to the use of the sublet premises by the subtenants thereunder,

               (g) Any failure of the subtenant thereunder to comply with the provisions of said sublease shall not constitute a default thereunder or hereunder, and Tenant shall have no liability with respect to such obligation thereunder and the same shall not be a basis for a default hereunder,

               (h) Such sublease shall provide that upon expiration of the term of the sublease, at Tenant's option, the subtenant shall deliver the subleased premises to Tenant in the same condition as the condition in which Tenant delivered the subleased premises to the subtenant upon the commencement of the sublease,

               (i) Such sublease shall be for the term specified in Tenant's Sublease Notice, and

               (j) If Landlord or Landlord's designee as Tenant's subtenant pursuant to this Sub-Article shall default in payment of fixed rent or additional rent pursuant to such sublease and such default shall continue for more than forty-five (45) days, Tenant shall have the right to offset any rent due and owing from any undertenant or other occupant of the space against the fixed annual rent and additional rent reserved under this lease. Furthermore, Tenant shall not be deemed in default under this lease by reason of a default by Landlord as subtenant, or Landlord's designee as subtenant, pursuant to such sublease.

     (H) If Landlord shall give its consent to an assignment of this lease or to a sublease, Tenant shall, in consideration therefor, pay to Landlord, as additional rent:

          (i) in the case of an assignment, an amount equal to fifty (50%) percent of all sums and other consideration paid to Tenant by the assignee for or by reason of such assignment (excluding sums reasonably paid for the sale or rental of trade fixtures, business equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns) and

          (ii) in the case of a sublease, an amount (herein called the "Excess Amount") equal to fifty (50%) percent of the excess of (x) any fixed rent, additional rent and other consideration payable to Tenant by the subtenant over
(y) the fixed rent, additional rent and other consideration payable pursuant to the terms and conditions of this lease accruing during the term of the sublease in respect of the subleased space, on the basis of the number of rentable square feet in such subleased space (excluding sums reasonably paid for the sale or rental of trade fixtures, business equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns).

          In determining the amount to be paid under (i) above or the Excess Amount under (ii) above, there shall be deducted solely the aggregate of the following: (a) the amount of any reasonable broker's fees or commissions paid to a broker as a result of such assignment or sublease, in no event to exceed the then customary amount of full commissions and (b) the amount of any reasonable attorneys' fees, advertising expenses and the cost of any other commercially reasonable tenant concessions incurred in connection with such assignment or sublease. The sums payable under this Sub-Article shall be paid to Landlord as and when paid by the assignee or subtenant to Tenant, with the amounts to be deducted as provided in the preceding sentence to be deducted in equal monthly amounts over the term of the sublease.

     (I) If Landlord shall elect to sublease, or accept the surrender of, all or any portion of the demised premises, as referred to in Sub-Article (G)(2) of this Article and, if after such sublease or surrender, Tenant shall be occupying 66 2/3% or more of the rentable square footage of the demised premises, Landlord shall give Tenant a credit against the first rents thereafter coming due under this lease in an amount equal to fifty (50%) percent of the excess of (x) any fixed rent, additional rent and other consideration (i) payable to Landlord (or Landlord's designee)by the sub-subtenant of the space subject to such sublease (or equitably allocable to such space if the sub-sublease shall also include additional space leased to such sub-subtenant) in the case of such a sublease of all or a portion of the demised premises or (ii) payable to Landlord (or Landlord's designee) by the tenant of the space subject to such surrender (or equitably allocable to such space if the lease to such tenant shall also include additional space leased to such tenant) in the case of such a surrender of a portion of the demised premises over (y) the fixed rent, additional rent and other consideration payable pursuant to the terms and conditions of this lease accruing during the term of the sub-sublease or lease, as the case may be, in respect of the space subject to such sublease or surrender, on the basis of the number of rentable square feet in such subleased or surrendered space (excluding sums reasonably paid for the sale or rental of trade fixtures, business equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Landlord's federal income tax returns).

     In determining the amount to be credited to Tenant under the preceding paragraph, there shall be deducted solely the aggregate of the following: (a) the amount of any reasonable broker's fees or commissions paid to a broker as a result of such sub-sublease or lease by Landlord or Landlord's designee, as the case may be, in no event to exceed the then customary amount of full commissions and (b) the amount of any reasonable attorneys' fees, advertising expenses and the cost of any other commercially reasonable tenant concessions incurred in connection with such sub-sublease or lease, and if such sub-sublease or lease should include additional space, such amounts to be deducted shall be equitably allocated to the space subject to such sublease or surrender, as the case may be. The sums payable under this SubArticle shall be credited to Tenant as and when paid by the subsubtenant or tenant, as the case may be, to Landlord, with the amounts to be deducted as provided in the preceding sentence to be deducted in equal monthly installments over the term of the sub-sublease or lease, as the case may be.

     (J) Except as otherwise expressly set forth herein, no assignment or subletting or occupancy of the demised premises by persons or entities other than Tenant, with or without Landlord's consent, and no collection of rent from any such person or entity, shall be deemed a waiver of any of the covenants contained in this Article or elsewhere in this lease, or the acceptance of the subtenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of the covenants on the part of Tenant contained in this Article and elsewhere in this lease. The consent by Landlord to any assignment or subletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or subletting.

53.  TENANT'S OPTION TO RENEW:

     (A) Tenant may renew the initial term hereby granted for not more than one
(1) term of five (5) years (the "renewal term"), so that in all events this lease must terminate, expire and come to an end, including the renewal term, no later than the sixteenth (16th) anniversary of the Commencement Date.

     Tenant shall give Landlord written notice (the "Tenant Exercise Notice") of its election to renew no later than the 270th day (the "Final Renewal Date") prior to the expiration of the term of this lease. Provided that Tenant shall have duly given Landlord the written notice in accordance with the preceding sentence and subject to all the other terms and conditions contained in this Article, this lease shall be deemed renewed without the execution of any other or further documents, provided, however, that after the fixed rent for the renewal term shall have been determined in accordance with the following provisions of this Article, either party hereto shall be entitled to obtain from the other party the execution of an instrument setting forth the additional period as to which the term of this lease shall have been effectively renewed and stating the fixed rent for the demised premises for such renewal term.

     The attempted exercise by Tenant of the option to renew this lease shall not become effective nor shall any renewal term be created if at the time when notice of the exercise of such option is given or at the start of which would have been the renewal term, there is a default by Tenant under this lease beyond all applicable notice and cure periods.

     Time is of the essence with respect to Tenant's delivery of the Tenant Exercise Notice.

     The failure of Tenant to effectively and timely exercise the option to renew the term of this lease shall result in the irrevocable loss by Tenant of such option to renew the term of this lease.

     (B) The renewal shall be upon the same covenants, provisions, terms, conditions and agreements provided in this lease, including the payment of all additional rent and other charges hereunder, except that (i) there shall be no further renewal right, (ii) the fixed annual rent during the renewal term shall be the amount determined pursuant to Sub-Articles (C) and (D) hereof, (iii) the "Base Tax Year" referred to in Article 42(A)(iv) hereof shall be changed to the fiscal tax year immediately preceding the fiscal tax year in which the commencement of the renewal term shall occur, (iv) the "Expense Base Year" referred to in Article 43(A)(5) shall be changed to the calendar year immediately preceding the calendar year in which the commencement of the renewal term shall occur; and (v) Landlord shall not be required to give any rent concession to Tenant, as is now provided in Article 38(E) of this lease, or to give any Landlord's Work Contribution to Tenant for any proposed improvements to the demised premises, as is now provided for in Article 44 of this lease.

     (C) The fixed annual rent payable pursuant to this lease for the renewal term shall be the greater of (i) such amount as shall equal the fair market rent for the demised premises on the Determination Date, as determined pursuant to Sub-Article (D) of this Article (the "Fair Market Rent") and (ii) all fixed annual rent and all additional rent and other charges payable by Tenant as of the last day of the initial term of this lease (the "Then Escalated Rent"). As used herein, the "Determination Date" shall be the date occurring one hundred twenty (120) days prior to the commencement of the renewal term. If Tenant shall have duly and timely given Landlord written notice of its election to renew the term of this lease, within thirty (30) days after the Final Renewal Date Landlord shall give Tenant notice (the "Renewal Notice") of Landlord's determination of the Fair Market Rent, the Then Escalated Rent and the new fixed annual rent that Tenant shall be obligated to pay pursuant to the provisions of this Article during the renewal term (the "Renewal Rent") to the same effect as if such fixed annual rent were originally set forth in Article 38 hereof. If mutually satisfactory terms with respect to the new fixed annual rent are not reached between Landlord and Tenant no later than the sixtieth (60th) day after the Final Renewal Date, Tenant shall have the right, no later than the eightieth
(80th) day after the Final Renewal Date, to cancel its election to renew the term of this lease.

     (D) (1) If the Renewal Rent shall equal the Fair Market Rent, as determined by Landlord, and if Tenant shall not cancel its election to renew the term of this lease as provided in Sub-Article (C) of this Article, at any time on or before the date occurring ninety (90) days after the Final Renewal Date, Tenant may dispute the Fair Market Rent as determined by Landlord by initiating the arbitration proceeding provided for herein by giving notice ("Dispute Notice") to that effect to Landlord, and specifying in such notice Tenant's determination of (i) the Fair Market Rent and (ii) the Renewal Rent, and specifying the name and address of the person designated to act as an arbitrator on Tenant's behalf. Within thirty (30) days after the designation of the Tenant's arbitrator, Landlord shall give notice to Tenant specifying the name and address of the person designated to act as an arbitrator on its behalf. If Landlord fails to give notice to Tenant of the appointment of its arbitrator, within the time above specified, then the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder and the parties are unable to agree upon such appointment. The two arbitrators so chosen shall meet within ten (10) days after the second arbitrator is appointed and if, within forty-five (45) days after the second arbitrator is appointed, the two arbitrators shall not agree upon a determination in accordance with subdivision
(3) of this SubArticle (D), they shall together appoint a third arbitrator. In the event of their being unable to agree upon such appointment within forty-five
(45) days after the appointment of the second arbitrator, the third arbitrator shall be selected by the parties themselves if they can agree thereon within a further period of ten

(10) days. If the parties do not so agree, then either party, on behalf of both and on notice to the other, may request such appointment by the American Arbitration Association (or any successor organization) in New York City in accordance with its rules then prevailing, or if the American Arbitration Association (or such successor organization) shall fail to appoint said third arbitrator within forty-five (45) days after such request is made, then either party may apply, on notice to the other, to the Supreme Court, New York County, New York (or any other court having jurisdiction and exercising functions similar to those now exercised by said Court) for the appointment of such third arbitrator.

          (2) Each party shall pay the fees and expenses of the arbitrator appointed by or for such party, and the fees and expenses of the third arbitrator and all other expenses (not including the attorneys' fees, witness fees and similar expenses of the parties, which shall be borne separately by each of the parties) of the arbitration shall be borne by the parties equally.

          (3) In making their determination of the Fair Market Rent, the arbitrators shall select either the Fair Market Rent set forth by Landlord in the Renewal Notice or the Fair Market Rent set forth by Tenant in the Dispute Notice, based on whichever is closer to the value determined by the arbitrators, and shall not be permitted or authorized to select any other amount as the Fair Market Rent. The majority of the arbitrators shall make such determination of the Fair Market Rent and render a decision and award as to their determination to both Landlord and Tenant within sixty (60) days of the appointment of the first two arbitrators or ninety (90) days from the appointment of the third arbitrator if such arbitrator is appointed pursuant to this Sub-Article (D), and the greater of (i) the Fair Market Rent, so determined, and (ii) the Then Escalated Rent shall be the Renewal Rent. Such decision and award shall be in writing and shall be final and conclusive on Landlord and Tenant (there shall be no right of appeal therefrom) and counterpart copies thereof shall be delivered to each of the parties. In rendering such decision and award, the arbitrators shall not add to or subtract from or otherwise modify the provisions of this Article or of the other terms and conditions of this lease. Judgment may be had on the decision and award of the arbitrators so rendered in any court of competent jurisdiction.

          (4) The Fair Market Rent shall be determined as if the demised premises were to be leased to a third party for office space free and clear of all leases and tenancies, including this lease, in its then condition, with no obligation on Landlord to provide the third party with a Landlord's Work Contribution or a free rent concession or to do any work to prepare the demised premises for occupancy by a third party, but with obligations on Landlord to provide updated base years for tax and operating expense escalations as provided in Sub-Article (B), supra, and to perform all other obligations of Landlord under this lease and with the third party receiving all the benefits that Tenant receives under this lease (other than Landlord's Work Contribution and a free rent concession).

          (5) Each of the arbitrators selected as herein provided must be either a member of the Appraisal Institute (or the successor organization thereto if such organization shall not then be in existence) holding an MAT designation (or the equivalent thereof if there shall not then be such a designation) or a member of the American Society of Real Estate Counselors of the National Association of Realtors (or the successor organization thereto if such organization shall not then be in existence) holding a CRE designation (or the equivalent thereof if there shall not then be such a designation) with at least 15 years' experience in the appraisal of rentals of commercial leases in first class office buildings in New York County.

          (6) Prior to the determination of the arbitrators, Tenant shall pay as the Renewal Rent it is obligated to pay under this lease the amount set forth in the Renewal Notice and in the event the Renewal Rent as finally determined for the demised premises is that set forth in the Dispute Notice, then Landlord shall promptly pay the difference to Tenant.

54.  TENANT'S ADDITIONAL COVENANTS:

     (A) Except as otherwise expressly provided in this lease, Tenant shall be responsible for compliance with all laws, codes, rules and regulations with respect to the operations of the demised premises and any use related thereto, and shall, in all events, be responsible that nothing shall arise from such operations which shall disturb other tenants in the building or create a risk of damage to the building. Tenant shall, in no event, have any liability with respect to any violations of any applicable law, which violations existed prior to the Commencement Date.

     (B) Tenant, recognizing that the building has been developed and is maintained as a location for a first-class type of business occupancy and as an additional inducement to the Landlord to enter into this lease, covenants and agrees that at all times (i) all activities and operations to be conducted at, through and from the demised premises (including the recreational outdoor uses of the Roof/Set-Back Area permitted pursuant to Article 2 of this lease) will be reputable in all reasonable respects (taking into consideration the recreational outdoor uses permitted under this lease) and if at any time reasonably disapproved by Landlord, Tenant shall remove the cause for such disapproval in such manner and within such reasonable time as may be specified by Landlord in a written notice given by it to Tenant for such purpose; (ii) the methods employed in Tenant's business and the appearance of the demised premises (including the recreational outdoor uses of the Roof/Set-Back Area permitted pursuant to
Article 2 of this lease), and the quality of the installations therein, as well as all elements of display and advertising, (taking into consideration the recreational outdoor uses permitted under this lease) will be dignified and in conformity with the highest standard of practice obtaining among superior type office spaces, and (iii) the appearance and deportment of all personnel employed in the demised premises (including those participating in the recreational outdoor uses of the Roof/Set-Back Area permitted pursuant to Article 2 of this lease) (taking into consideration the recreational outdoor uses permitted under this lease) shall befit the ambience and first-class nature of the building and occupancy required hereunder, and the appearance, number, location, nature and subject matter of any signs, lettering, announcements, price schedules, or any other kinds or forms of inscriptions displayed in the demised premises will be only such as meet with Landlord's reasonable approval and, if at any time reasonably disapproved by Landlord, Tenant shall remove the cause for such disapproval in such manner and within such reasonable time as may be specified by Landlord in a written notice given by Landlord to Tenant for such purpose. No sale of merchandise, other than snacks and refreshments from vending machines for employee use, shall be made from the demised premises.

     (C) The Tenant further covenants and agrees that:

          (1) At Tenant's expense, Tenant, shall clean, maintain and keep in good order both sides of all windows and doors (including, in each case, the frames therefor) in the interior or exterior of the demised premises and shall be responsible for cleaning the inside and outside of all interior and exterior windows of the demised premises (notwithstanding anything to the contrary contained in this subdivision "(1)" however, it is Tenant's obligation, at Tenant's own cost and expense, to promptly replace all damaged or broken glass or other glass in or about the demised premises, to the extent not caused by the negligence or willful misconduct of Landlord, its agents, contractors or employees);

          (2) Tenant shall at all times keep and maintain the demised premises in a clean, neat and orderly fashion;

          (3) Tenant shall not place or install any sign on the exterior of the building, nor shall place in any display case, windows, entrance doors or any other area visible to public view from the outside of the building or from the outside of the demised premises, any signs, without first obtaining in each instance, Landlord's prior written consent and approval. Tenant acknowledges that the foregoing is an essential condition of this lease, it being Landlord's intention not to permit in any way the diminishing of the dignity and character of the building by Tenant exhibiting or posting signs which, in Landlord's sole discretion, would impede and lessen the character and dignity of the building;

          (4) all draperies and other such installations affecting the appearance of the building, or which are visible from the outside of the demised premises shall be subject to prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed, but this provision shall not restrict the recreational outdoor use of the Roof/Set-Back Area permitted pursuant to Article 2 of this lease, subject to all the other terms, covenants and conditions of this lease;

          (5) Tenant shall cause the demised premises to be free at all times of all vermin and insects and will take whatever reasonable precautions that Landlord deems necessary to prevent such vermin or insects from existing in the demised premises or permeating any other parts of the building, including but not limited to, the hiring by Tenant of an exterminator to provide regular monthly service (and more often if need be) to the demised premises;

          (6) Subject to the other provisions of this lease, Tenant shall keep the fixtures, furnishings, decorations and equipment in the demised premises in good order and repair so as to preserve the good appearance of the demised premises;

          (7) Supplementing Article 6 of this lease, Tenant shall fully comply with all laws, ordinances, rules and regulations of any governmental authority regarding the HVAC equipment exclusively serving the demised premises;

          (8) If Tenant shall be required by any laws, ordinances, rules or regulations of any governmental authority to maintain a fire alarm subsystem,
(i) Tenant shall at all times maintain such subsystem in good order and condition and connected to the building's main fire control panel, and Tenant shall provide a person or persons to man Tenant's fire control subpanel 24 hours a day for each day of the year to the extent required by the laws, ordinances, rules and regulations of any governmental authority, and (ii) Tenant shall enter into a service contract with a contractor approved by Landlord prior to the execution of such contract for the repair and maintenance of Tenant's fire alarm subsystem during the lease term, such repair and maintenance to be at Tenant's sole cost and expense, and upon Landlord's request, Tenant shall provide Landlord with a true and correct copy of the service contract for Tenant's fire alarm subsystem;

          (9) Tenant shall not install, place or permit any awning, antenna or other projection on the outside wall of the demised premises without the approval of Landlord, which approval shall not be unreasonably withheld or delayed, and, with respect to the installation of any awning, antenna or other projection on any wall of the Roof/Set-Back Area, such installation shall be performed in compliance with the terms and conditions of Articles 3, 45 and 59 of this lease;

          (10) Any failure or refusal on the part of Tenant to comply with its obligations and agreements contained in this Article shall constitute a material default under this lease entitling Landlord to exercise all of its rights contained herein or provided by law or in equity in the event of a breach hereunder by Tenant, including, without limitation, the right to terminate this lease.

     (D) Except for the sublease and sub-sublease of Tenant's improvements and fixtures pursuant to Article 56(N), all fixtures comprising a part of the demised premises and installed by Tenant in the demised premises shall at all times be maintained by Tenant free and clear of any mortgage, conditional bill of sale, title retention agreement or other lien or encumbrances.

     (E) Upon Landlord's written request therefor, Tenant shall provide Landlord with an annual statement of income and expenses of Tenant and an annual balance sheet of assets and liabilities of Tenant, certified by a duly authorized officer of Tenant.

55.  SPECIAL RESTRICTIONS:

     (A) Anything contained in this lease to the contrary notwithstanding, Tenant shall not use the demised premises or any part thereof to be used, in any manner which (i) constitutes a public or private nuisance, (ii) would cause physical damage to the building or any part thereof, (iii) Landlord deems to impair the appearance, character or reputation of the building .(but this clause
(iii) shall not be applied to deny Tenant's recreational outdoor use of the Roof/Set-Back Area pursuant to Article 2 of this lease), (iv) Landlord deems offensive by reason of the discharge of objectionable fumes, vapors or odors into the building heating, ventilating, air conditioning, plumbing or other mechanical systems or facilities or into the building flues or vent slots, or
(v) Landlord deems to impair or interfere with any of the building services or the proper and economic heating, air conditioning, or other servicing of the building, or (vi) Landlord reasonably deems to impair or interfere with the use or occupancy of any of the other areas of the building by, or occasion discomfort, annoyance or inconvenience to, Landlord or any other of the tenants or occupants of the building, provided that with respect to the Roof/Set-Back Area, Tenant shall not use the same in a manner that disturbs other tenants in the building.

     (B) Tenant, at its own expense, shall take such steps as Landlord may require to protect and preserve the plumbing and other systems of the building and the occupants of the building from any and all chemicals or other substances used by Tenant which are corrosive, acidic, noxious, caustic, inflammable or otherwise capable of causing injuries to persons, damage to property and/or any adverse effects on the use, property or operations of Landlord or other tenants in the building, including, without limitation, preventing substances from entering waste lines which could clog or otherwise impair the plumbing system, preventing odors and fumes from accumulating in and/or escaping from the demised premises, Tenant at all times providing adequate ventilation into and from the demised premises, and properly storing, using and disposing of garbage and any other substance requiring special handling, treatment or disposal in accordance with laws and the applicable provisions of this lease. As used herein "laws" shall mean and include all laws, rules, regulations, ordinances, codes and orders of all governmental and quasi-governmental authorities, agencies and departments, and the directions, provisions and requirements thereof and of labor agreements, insurance boards, policies and carriers and rating bureaus.

     (C) No provision of this lease and no statement as to the nature of the business or use which is to be engaged in or conducted by Tenant in the demised premises contained herein, and no action or inaction by Landlord at any time shall constitute a representation or warranty by Landlord that any such business or use of the demised premises, or the building will be suitable, feasible or adequate for any general or specific use, purpose or requirement of Tenant or that the same will comply with any laws or be permitted under any certificate(s) of occupancy issued for the building.

     (D) If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business in the demised premises or its use without any license or permit would in any way affect Landlord or the building, then Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same to Landlord for inspection.

     (E) Tenant agrees that the value of the demised premises and the reputation of the Owner will be seriously injured it the premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the premises, and shall not permit or conduct any obscene, nude, or semi-nude live performances on the premises, nor permit use of the premises for nude modeling, rap sessions, or as a so-called rubber goods shops, or as a sex club of any sort, or as a "massage parlor". Tenant agrees further that Tenant will not permit any of these uses by any sublessee or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial matter with prurient appeal or any objects or instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is presently-defined in Penal law Section 235.00.

     (F) Tenant shall not sell, display, distribute or give away directly from within the demised premises or the building any item which is obscene, pornographic or otherwise unlawful, including, without limitation, any illegal drugs or other substances or any items designed (or readily altered for use) as drug paraphernalia, such as empty vials, miniature pipes, or similar articles. Tenant shall not use any entertainment or advertising medium such as hand bills, flashing lights, loudspeakers, radios, televisions, or any other item which may be seen, heard or otherwise perceived outside the demised premises. Tenant shall not keep or otherwise distribute directly from within the demised premises or the building any item which adversely affects the cleanliness, dignity, reputation or appearance of the building or the demised premises, in whole or in part including, without limitation, gambling, gaming, raffles and lotteries. All refuse, rubbish, litter and packaging of Tenant and/or any customer of Tenant shall be disposed of without littering the building or the demised premises, at Tenant's expense, using receptacles within the demised premises supplied, operated and maintained by Tenant for such purpose. Nothing in this paragraph, however, shall restrict, limit or otherwise interfere with Tenant's ability to conduct its business, which consists, among other things, of the electronic display, distribution and dissemination of advertising, electronic commerce offers and other information over the Internet; the sale of advertising inventory located on Internet websites to facilitate same; and the transaction of other business in connection with the foregoing and the maintenance of facilities to enable the foregoing.

56.  MISCELLANEOUS:

     (A) Except as otherwise specifically provided in this lease, Tenant agrees that it shall not at any time without first obtaining Landlord's written consent, use, or permit to be used, any space outside of the demised premises for any purpose.

     (B) All overdue installments of rent and additional rent shall bear interest accruing from the date the obligation becomes due and payable, until payment is made, at a rate equal to one (1%) percent over the then base rate of Citibank, N.A. in New York, New York (the "Interest Rate"), which shall in no event be greater than the maximum legal rate of interest.

     (C) If Local Law No. 5, or any amendment thereto, or rule or regulation issued by any governmental authority pursuant thereto, requires that any change be made with respect to the demised premises, Tenant shall, at its sole cost and expense, make such change provided that such change is required substantially only within the demised premises or is required by reason of Tenant's manner of use of the demised premises.

     (D) If any term, covenant or condition of this lease shall provide that Landlord shall not unreasonably withhold or delay its consent or approval, Landlord shall, in no event, be held liable in damages or for any monetary amount whatsoever (whether or not direct or indirect, foreseeable or not foreseeable, or ordinary or extraordinary) if a claim is made that Landlord has unreasonably withheld or delayed such consent or approval. In such case, Tenant's sole recourse shall be to obtain an immediate expedited arbitration of the dispute with one arbitrator selected by the Chairman of the Board of Directors of the Management Division of the Real Estate Board of New York, Inc., or any successor organization thereto. The arbitrator shall be an impartial real estate broker in New York City having at least ten years' experience in the leasing of commercial real estate in New York City. In rendering his or her decision, the arbitrator shall be free to select only Landlord's position or Tenant's position, and the decision of such arbitrator shall be final, binding and conclusive upon the parties.

     (E) If Tenant fails to make any repairs or perform any work which Tenant is obligated to perform under this lease or if Tenant fails to perform any obligations required by Article 6, Landlord shall have the right (but not the obligation), upon reasonable notice to Tenant, to enter the demised premises and perform any such repairs, work or obligations, the cost of which shall be paid by Tenant to Landlord, as additional rent hereunder, within ten (10) days after demand therefor.

     (F) Tenant shall not cause or permit any Hazardous Materials (hereinafter defined) to be used, stored, transported, released, handled, produced or installed in, on or from the demised premises or the building. "Hazardous Materials", as used herein, shall mean any flammable materials, explosives, radioactive materials, hazardous wastes, hazardous and toxic substances or related materials, asbestos or any material containing asbestos, or any other substance or material included in the definition of "hazardous substances", "hazardous wastes", "hazard materials", "toxic substances", "contaminants" or any other pollutant, or otherwise regulated by any Federal, state or local environmental law, ordinance, rule or regulation including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and in the regulations adopted and publications promulgated pursuant to each of the foregoing. In the event of a violation by Tenant of any of the foregoing provisions of this Sub-Article, Landlord may, without notice and without regard to any grace period contained herein, take all remedial action deemed necessary by Landlord to correct such condition and Tenant shall reimburse Landlord for the cost thereof, upon demand, as additional rent.

     (G) Tenant shall have access to the building 24 hours per day, 365 days per year, during the term of this lease, with at least one elevator serving the demised premises. All other Landlord's services to be provided to Tenant pursuant to this lease, notwithstanding any provision to the contrary contained elsewhere in this lease, shall be provided during the appropriate season, only from 7:00 a.m. to 6:00 p.m. on business days and on holidays (as referred to in the last sentence of Article 31 of this lease) which occur on any day from Monday through Friday.

     (H) Notwithstanding anything to the contrary contained elsewhere in this lease, Landlord shall not provide any cleaning, extermination or rubbish removal services to the demised premises. Tenant, at Tenant's sole cost and expenses, shall provide all cleaning, extermination and rubbish removal services to the demised premises subject to Landlord's reasonable rules and regulations with respect thereto.

     (I) Notwithstanding anything to the contrary contained elsewhere in this lease, in the event that on or prior to the third anniversary of the Commencement Date of this lease, a tenant occupying the twelfth (12th) floor of the building shall require a dedicated loading bay and freight elevator, Tenant shall share the use of loading bay #21 and freight elevator F-8 with such other tenant on an equal basis, including the sharing, on an equal basis with such other tenant, of all obligations, liabilities, costs and expenses imposed by this lease with respect to such loading bay and freight elevator on Tenant. Upon the election by the 12th floor tenant to use such loading bay and freight elevator, the same shall be deemed deleted from the demised premises, and in lieu thereof, Tenant and such 12th floor tenant shall share the exclusive use of the loading dock and freight elevator; Landlord shall thereafter be required to maintain the same at its cost and expense, and Tenant shall be obligated to reimburse Landlord for 50% of the costs thereof as additional rent under this lease.

     (J) Tenant shall receive the following:

          (1) Overtime condenser water at the rate of $25.00 per hour to serve the entire demised premises; and

          (2) A proportionate share (i.e., 3.584%) of the listings on the directory in the lobby of the building.

     (K) Notwithstanding anything to the contrary contained elsewhere in this lease, Landlord's charges for Tenant's move into the demised premises and for supervision of Tenant Improvements may not exceed Landlord's actual and reasonable out-of-pocket costs therefor.

     (L) Notwithstanding anything to the contrary contained in this lease, in no event shall Landlord or Tenant be liable for consequential damages, including, without limitation, loss of business or contracts, by reason of any default by such party under this lease.

     (M) To assist Tenant in obtaining the benefits of Con Edison's Business Incentive Rate for its electricity consumption at the demised premises, Landlord shall execute the Business Incentive Rate Application (Riders F & J), a copy of which is annexed hereto as Exhibit E. To the extent that Landlord shall receive any reduction in the cost of electricity as a result thereof, the electricity charges to Tenant pursuant to Article 39(A) of this lease shall be adjusted so that Tenant shall receive such reduction on a dollar-for-dollar basis with the reduction received by Landlord.

     (N) Landlord hereby consents to a sublease by Tenant to the New York City Industrial Development Agency of Tenant's improvements to the demised premises and a sub-sublease by the New York City Industrial Development Agency to Tenant of such Tenant's improvements, it being understood and agreed that such sublease and sub-sublease shall be subject and subordinate in all respects to this lease and Landlord's rights and remedies under this lease.

     (O) Tenant shall have the right, at Tenant's expense, to amend the certificate of occupancy of the building to permit office use of the Interior Demised Area and Landlord shall cooperate with Tenant in connection therewith at no cost or expense to Landlord.

     (P) This lease shall terminate and be of no force and effect whatsoever at 5:00 p.m. Eastern Standard Time on Friday, January 29, 1999, unless Landlord and Tenant have executed and delivered an amendment to this lease prior thereto to include the twelfth (12th) floor of the building in the demised premises, which amendment shall have received the necessary approvals of Landlord's and Tenant's committee. If this lease shall so terminate, Landlord shall return to Tenant the first month's fixed rent and the Letter of Credit. Notwithstanding the termination of this lease as provided in the immediately preceding sentence, at Tenant's option, to be exercised by written notice (the Restoration Notice") to Landlord no later than March 2, 1999, Tenant may cancel such termination of this lease so that this lease shall thereafter be in full force and effect to the same effect as if this lease had not previously terminated pursuant to the terms of this Sub-Article, if Tenant shall deliver the first month's fixed rent and Letter of Credit to Landlord together with the Restoration Notice.

57.  SUBORDINATION:

     (A) This lease shall be subject and subordinate to all Superior Leases and Superior Mortgages (as such terms are hereinafter defined), provided that (a) a mortgagee (i.e., a holder of a mortgage on the land and/or building and of all renewals, modifications, supplements, consolidations, replacements and extensions of any such mortgage ("Superior Mortgage") shall execute and deliver to Tenant an agreement in recordable form to the effect that, if there shall be a foreclosure of its mortgage, deed-in-lieu of foreclosure or other exercise of rights under the Superior Mortgage, such mortgagee will not make Tenant a party defendant to such foreclosure, evict Tenant, disturb Tenant's possession under this lease, or terminate or disturb Tenant's leasehold estate or rights hereunder, and will recognize Tenant as the direct tenant of such mortgagee on the same terms and conditions as are contained in this lease, subject to the provisions hereinafter set forth, provided no event of default shall have occurred and be continuing hereunder beyond all applicable notice and cure periods, or (b) any ground lessor shall execute and deliver to Tenant an agreement to the effect that if its ground or underlying lease of the land or the building and all renewals, extensions, supplements, amendments and modifications thereof ("Superior Lease") shall terminate or be terminated for any reason, or if the holder of such Superior Lease exercises any other rights under the Superior Lease, the ground lessor will not evict Tenant, disturb Tenant's possession under the lease, or terminate or disturb Tenant's leasehold estate or rights hereunder, and will recognize Tenant as the direct tenant of such ground lessor on the same terms and conditions as are contained in this lease (subject to the provisions hereinafter set forth), provided no event of default shall have occurred and be continuing beyond all applicable notice and cure periods hereunder and ground lessor shall not make Tenant a party in any action to terminate any such Superior Lease or to remove or evict Tenant from the demised premises provided no event of default shall have occurred and be continuing beyond all applicable notice and cure periods hereunder (any such agreement, or any agreement of similar import, from a mortgagee or a ground lessor, as the case may be, being hereinafter referred to as a "Nondisturbance Agreement", shall be in the form annexed hereto as Exhibit F). This clause shall be self-operative and no further instrument of subordination shall be required from Tenant to make the interest of any lessor or mortgagee superior to the interest of Tenant hereunder, provided that Tenant receives a fully executed original Nondisturbance Agreement in recordable form from the holder of each such Superior Mortgage or Superior Lease. Tenant, however, shall execute and deliver promptly the Nondisturbance Agreement, provided such agreement is substantially in the same form as that annexed hereto as Exhibit F. in confirmation of such subordination. Landlord represents that no Superior Mortgage or Superior Lease exists as of the Commencement Date.

     (B) If required by the mortgagee or the ground lessor, within ten (10) business days after notice thereof, Tenant shall join in any Nondisturbance Agreement to indicate its concurrence with the provisions thereof and its agreement to attorn to such mortgagee or ground lessor, as the case may be, as Tenant's landlord hereunder, and Tenant shall promptly so accept, execute and deliver any Nondisturbance Agreement proposed by any such mortgagee or ground lessor which conforms to the provisions of this Article and is in the form of Exhibit F annexed hereto.

58.  SECURITY:

     (A) Concurrently with Tenant's execution and delivery to Landlord of this lease, Tenant shall deliver to Landlord a "clean", unconditional, irrevocable and transferable letter of credit (the "Letter of Credit") issued by and drawn on Chase Manhattan Bank (or a bank the main office of which is located in New York City) and which is satisfactory to Landlord, for the account of Landlord, as security for the faithful performance and observance by Tenant of the terms, covenants, conditions and provisions of this lease, including, without limitation, the surrender of possession of the demised premises to Landlord as provided in this lease. The Letter of Credit shall be in the following amount:

          (i) From the date this lease is executed and delivered to Landlord to and including the day immediately preceding the fifth (5th) anniversary of the Rent Commencement

Date, the amount of the Letter of Credit shall be THREE MILLION AND 00/100 DOLLARS ($3,000,000.00);

          (ii) Provided that the Tenant is not then in default with respect to any of the monetary terms, covenants, conditions or provisions of this lease beyond the expiration of all applicable notice and grace periods, on the fifth
(5th) anniversary of the Rent Commencement Date (or if Tenant is then so in default, upon the cure of such default) the amount of the Letter of Credit shall be reduced to ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00);

          (iii) Provided that the Tenant is not then in default with respect to any of the monetary terms, covenants, conditions or provisions of this lease beyond the expiration of all applicable notice and grace periods, on the sixth
(6th) anniversary of the Rent Commencement Date (or if Tenant is then so in default, upon the cure of such default) the amount of the Letter of Credit shall be reduced to ONE MILLION TWO HUNDRED THOUSAND AND 00/100 DOLLARS ($1,200,000.00);

          (iv) Provided that the Tenant is not then in default with respect to any of the monetary terms, covenants, conditions or provisions of this lease beyond the expiration of all applicable notice and grace periods, on the seventh
(7th) anniversary of the Rent Commencement Date (or if Tenant is then so in default, upon the cure of such default) the amount of the Letter of Credit shall be reduced to NINE HUNDRED THOUSAND AND 00/100 DOLLARS ($900,000.00);

          (v) Provided that the Tenant is not then in default with respect to any of the monetary terms, covenants, conditions or provisions of this lease beyond the expiration of all applicable notice and grace periods, on the eighth
(8th) anniversary of the Rent Commencement Date (or if Tenant is then so in default, upon the cure of such default) the amount of the Letter of Credit shall be reduced to SIX HUNDRED THOUSAND AND 00/100 DOLLARS ($600,000.00); and

          (vi) Provided that the Tenant is not then in default with respect to any of the monetary terms, covenants, conditions or provisions of this lease beyond the expiration of all applicable notice and grace periods, on the ninth
(9th) anniversary of the Rent Commencement Date (or if Tenant is then so in default, upon the cure of such default) the amount of the Letter of Credit shall be reduced to THREE HUNDRED THOUSAND AND 00/100 DOLLARS ($300,000.00).

          Landlord agrees to execute an amendment to the Letter of Credit or otherwise direct the issuer of the Letter of Credit, as necessary, to facilitate the reductions in the amount of the Letter of Credit provided above, provided that Tenant is not at the time of any such reduction in default with respect to any of the monetary terms, covenants, conditions or provisions of this lease beyond the expiration of all applicable notice and grace periods (or if Tenant is then so in default, upon the cure of such default).

          The Letter of Credit shall by its terms (i) automatically renew annually and (ii) require the issuer to provide sixty (60) days prior written notice (the "Cancellation Notice") to both Tenant and Landlord of any intent or election on the part of the issuer to cancel or terminate the Letter of Credit. If a Cancellation Notice is received, Tenant shall have thirty (30) days from the date of receipt of such Cancellation Notice to deliver to Landlord a substitute letter of credit in the same amount and on the same terms as required by this Article (a "Substitute Letter of Credit"). After receipt by Landlord of a Substitute Letter of Credit, Landlord shall promptly return the Letter of Credit (or, as the case may be, the Substitute Letter of Credit with respect to which the Cancellation Notice was received) to Tenant. If Landlord shall not have received a Substitute Letter of Credit within the required thirty (30) days, Landlord may, at its sole discretion, draw down the whole amount of the Letter of Credit (or, as the case may be, the Substitute Letter of Credit with respect to which the Cancellation Notice was received) and retain the proceeds thereof as cash security in lieu of the Letter of Credit (or, as the case may be, the Substitute Letter of Credit with respect to which the Cancellation Notice was received) until Tenant shall have provided Landlord with a new Substitute Letter of Credit.

     (B) In the event Tenant defaults beyond all applicable notice and cure periods in respect of any of the terms, covenants, conditions or provisions of this lease, including, but not limited to, the payment of rent and additional rent, Landlord may present the Letter of Credit for payment, to the extent of, and may use, apply or retain the proceeds thereof for, (i) the payment of any rent, additional rent or other sum as to which Tenant is in default, (ii) any sum which Landlord may expend or be required to expend (including attorneys' fees and disbursements) by reason of Tenant's default, including, without limitation, any damages or deficiency incurred or suffered by Landlord with respect to the re-letting of the premises, whether such damage or deficiency accrued before or after summary proceedings or other re-entry by Landlord, (iii) any damage, liability, cost or expense (including attorneys' fees and disbursements) incurred or suffered by Landlord by reason of Tenant's default, and (iv) any liens, judgments, costs, expenses, damages, losses and liabilities (whether or not in connection with litigation) incurred or suffered by Landlord by reason of Tenant's failure to fully satisfy Tenant's indemnity, defense and hold harmless obligations pursuant to any of the provisions of this lease. If Landlord uses, applies or retains any part of the proceeds of the Letter of Credit, Tenant, within twenty (20) days after demand, shall deposit with Landlord, or reinstate the full amount of the Letter of Credit then required to be maintained, the amount so used, applied or retained so that Landlord shall have the full security on hand at all times during the term of this lease.

     (C) In the event that Tenant is not in default with respect to any of the monetary terms, covenants, conditions or provisions of this lease upon the expiration of the initial term of this lease, that portion of the Letter of Credit that has not been used, applied or retained by Landlord pursuant to SubArticle (B) of this Article shall be returned to Tenant, together with a letter from Landlord addressed to the issuer of the Letter of Credit authorizing cancellation of the Letter of Credit.

     (D) In the event of a sale of the land and/or building or the leasing of the building, Landlord shall transfer the Letter of Credit to the vendee or lessee, as the case may be, and Landlord shall thereupon be released by Tenant from all liability for the return of, and with respect to, the Letter of Credit and Tenant shall cause the bank which issued the Letter of Credit to issue an amendment to the Letter of Credit or to issue a new Letter of Credit naming the vendee or lessee as the beneficiary thereunder, provided that the previous beneficiary of the Letter of Credit shall have delivered a letter from such beneficiary addressed to the issuer of the Letter of Credit authorizing such amendment of the Letter of Credit, or the cancellation of the existing Letter of Credit in the case of the issuance of a new Letter of Credit. Upon such transfer by Landlord of the Letter of Credit, Tenant agrees to and shall look solely to such vendee or lessee, as the case may be, as the new landlord, for the return of the whole or any portion of the Letter of Credit. The provisions of this Article shall apply to every transfer or assignment of the Letter of Credit to a new landlord.

     (E) Tenant shall not assign or encumber or attempt to assign or encumber the Letter of Credit. Landlord, its successor and assigns, shall not be bound by any assignment, encumbrance, attempted assignment or attempted encumbrance of the Letter of Credit by Tenant.

59.  THE ROOF/SET-BACK AREA:

     (A) RENDERING.

         Landlord hereby approves of Tenant's proposed rendering of Tenant's installations on the Roof/Set-Back Area, a copy of which is annexed hereto as Exhibit G. provided that all the terms and conditions of this lease with respect to the Roof/Set-Back Area are complied with by Tenant. It is understood and agreed that Tenant may modify such rendering or substitute another rendering in lieu thereof with Landlord's prior written consent, not to be unreasonably withheld or delayed, provided that all the terms and conditions of this lease with respect to the Roof/Set-Back Area are complied with by Tenant. Notwithstanding Landlord's approval of the aforementioned rendering or of Tenant's modification thereof or substitution of another rendering in lieu thereof, Tenant may not perform any Changes to the Roof/Set-Back Area until and unless Landlord has approved Tenant's detailed plans and specifications therefor, such approval not to be unreasonably withheld or delayed, and Tenant has complied with all the other terms and conditions of this lease with respect to such Changes.

     (B) CERTAIN RESTRICTIONS.

          Tenant will not cook on the Roof/Set-Back Area and will not place items of equipment or personally within the five (5) foot area measured from the parapet inward. Tenant will comply with all applicable laws with respect to the Roof/Set-Back Area, and will obtain a modification to the Certificate of Occupancy if required for Tenant's use of, or improvements on or to, the Roof/Set-Back Area. The Roof/Set-Back Area, including the improvements thereto, will be solely for the use of Tenant, its employees and business invitees. All improvements and installations to the Roof/Set-Back Area will be properly secured to the roof. In addition, all improvements and installations (including, without limitation, all fixtures, furnishings, equipment and other personal property) shall satisfy building code requirements, and Tenant, before making any such improvements and installations, shall submit detailed plans and specifications thereof to Landlord for Landlord's consent, not to be unreasonably withheld or delayed, showing the size and location thereof and the manner in which such improvements and installations shall be secured to the roof.

     (C)  FAR.

          If the building's available Floor Area Ratio ("FAR") is, diminished by reason of any installations made by Tenant to the Roof/Set-Back Area, Landlord, at its election (to be exercised only if Landlord then requires such FAR rights), shall have the right to have Tenant remove any particular roof installation, at Tenant's cost and expense, that was the cause of such diminution in available FAR; provided that Tenant shall have the right to reasonably contest the issue as to whether such installation diminishes FAR, but if such contest shall not be finally determined within 60 days, Tenant shall remove the installations during the pendency of the contest.

     (D)  RESTORATION.

          Tenant, at Landlord's election, by notice given to Tenant not later than 180 days prior to the expiration of the term of this lease, shall restore the Roof/Set-Back Area to its condition prior to Tenant's installation of its improvements.

     (E)  REAL ESTATE TAXES AND INSURANCE.

          In addition to any amounts payable by Tenant pursuant to Articles 6 and 42 of this lease, but without any duplication thereof, Tenant shall pay Landlord, as additional rent, for any increases in Taxes or costs of Landlord's insurance directly attributable to Tenant's use of the Roof/Set-Back Area and Tenant's Changes to the Roof/Set-Back Area.

                                   EXHIBIT A-1

                           DIAGRAM OF SIXTEENTH FLOOR

                                   EXHIBIT A-1

                                    [DIAGRAM]

                                   EXHIBIT A-2

                           DIAGRAM OF LOADING BAY #21
                            AND FREIGHT ELEVATOR #F-8

                                   EXHIBIT A-2

                                    [DIAGRAM]

                                   EXHIBIT A-3

                          DIAGRAM OF ROOF/SET-BACK AREA

                                   EXHIBIT A-3

                                    [DIAGRAM]

                                   EXHIBIT A-4

                      DIAGRAM OF SECOND ROOF/SET-BACK AREAS

                                   EXHIBIT A-4

                                    [DIAGRAM]

                                    EXHIBIT B

                               DESCRIPTION OF LAND

     That certain parcel of land situated in the Borough of Manhattan, City, County and State of New York bounded and described as follows:

     BEGINNING at a point formed by the intersection of the easterly side of Tenth Avenue and the northerly side of West 31st Street;

     THENCE eastwardly along the northerly side of West 31st Street, 302'0" to a point;

     THENCE northwardly and parallel to Tenth Avenue, 455'0" to a point on the southerly side of West 33rd Street;

     THENCE westwardly along the southerly side of West 33rd Street, 302'0" to a point formed by the intersection of said southerly side of 33rd Street and the easterly side of Tenth Avenue;

     THENCE southwardly along the easterly side of Tenth Avenue 455'0" to the point of place of beginning.

SUBJECT TO:

     1.   Reservation in Liber 3673 cp 13.

     2.   Easements in Libers 4901 cp 614, 4902 cp 271, 4904 cp 646, 4920 cp 22.

     3. Covenants in Liber 4920 cp 1, as amended and modified by Liber 5112 cp 474 and Liber 5146 cp 162.

                                    EXHIBIT C

                        COPY OF CERTIFICATE OF OCCUPANCY

                                                                     Page 1 of 2
                                                                       Temporary
                                                              Alt 217/82 1072/85
                                                                         1737/85

                              THE CITY OF NEW YORK
                             DEPARTMENT OF BUILDINGS
                            CERTIFICATE OF OCCUPANCY

BOROUGH:  Manhattan              DATE:  April 15, 1998               No. 114601

This certificate supersedes C.O. No. 114116              ZONING DISTRICT:  M1-6

THIS CERTIFIES that the new-altered-existing building premises located at

        448-470 WEST 33RD STREET, SEC OF TENTH AVENUE, BLOCK 729, LOT 1
-------------------------------------------------------------------------------

CONFORMS SUBSTANTIALLY TO THE APPROVED PLANS AND SPECIFICATIONS AND TO THE REQUIREMENTS OF ALL APPLICABLE LAWS, RULES, AND REGULATIONS FOR THE USES AND OCCUPANCIES SPECIFIED HEREIN.

                          PERMISSIBLE USE AND OCCUPANCY

--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
                 Live                   Zoning
                 Load       Maximum    Dwelling     Building                  Building
                  Lbs.      No. of        or          Code       Zoning        Code
                  per       Persons    Rooming      Habitable      Use        Occupancy
    Story        Sq.Ft.    Permitted     Units        Rooms       Group        Group          Description of Use
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
Cellar             120         10                                             B2           Storage
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
1st Floor          175        100                                   17        D2           Truck Terminal, Accessory
                                                                                           Storage
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
                                                                     6        C            Store
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
                              700                                    6        F4           Cafeteria and Dining Rooms
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
                               70                                    6        F3           Cardiovascular Fitness
                                                                                           Center
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
Mezzanine                      58                                    6        F4           Cafeteria in Conjunction
                                                                                           with First Floor Cafeteria
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
2nd Floor          120        855                                   16                     Truck Terminal Warehouse
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
                   175                                              17                     Manufacturing
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
                                                                     6                     Offices
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
Mezzanine          120        597                                    6        E            Offices and Battery Rooms
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
3rd & 4th          120 ea.    855 ea.                               16                     Warehouse Manufacturing
Floor                                                                                      Offices
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
5th Floor          120        648                                    6        E            Offices
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
                              147                                    6        F4           Employees' Cafeteria
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
                               60                                    6        F1B          Meeting Room
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
6th Floor           75        855                                    6                     Offices
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
                                                                    11                     Light Manufacturing
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------

OPEN SPACE USE
              -----------------------------------------------------------------
                  (specify parking spaces, loading berths, other uses, none)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

               NO CHANGE OF USE OR OCCUPANCY SHALL BE MADE UNLESS
               A NEW AMENDED CERTIFICATE OF OCCUPANCY IS OBTAINED

THIS CERTIFICATE OF OCCUPANCY IS ISSUED SUBJECT TO FURTHER LIMITATIONS, CONDITIONS AND SPECIFICATIONS NOTED ON THE REVERSE SIDE.


          [illegible]                                   [illegible]
-------------------------------------       -----------------------------------
     Borough Superintendent                             Commissioner

/ /  ORIGINAL       / /  OFFICE COPY - DEPARTMENT OF BUILDING     / /  ORIGINAL

                                                                     Page 2 of 2
                                                                       Temporary
                                                              Alt 217/82 1072/85
                                                                         1737/85

                              THE CITY OF NEW YORK
                             DEPARTMENT OF BUILDINGS
                            CERTIFICATE OF OCCUPANCY

BOROUGH:  Manhattan             DATE:  April 15, 1998                No. 114601

This certificate supersedes C.O. No. 114116              ZONING DISTRICT:  M1-6

THIS CERTIFIES that the new-altered-existing building premises located at

         448-470 WEST 33RD STREET, SEC OF TENTH AVENUE, BLOCK 729, LOT 1
-------------------------------------------------------------------------------
conforms substantially to the approved plans and specifications and to the requirements of all applicable laws, rules, and regulations for the uses and occupancies specified herein.

                          PERMISSIBLE USE AND OCCUPANCY

--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
                 Live                    Zoning
                 Load       Maximum     Dwelling    Building                  Building
                  Lbs.      No. of        or          Code                      Code
                  per       Persons     Rooming     Habitable     Zoning      Occupancy
    Story        Sq.Ft.    Permitted      Units       Rooms      Use Group      Group          Description of Use
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
7th Floor           75        290                                    6                     Eating and Drinking Place
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
                              565                                    6                     Private Dining Room and
                                                                                           Offices
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
8th Floor          120        855                                    6        F4           Employee Cafeteria
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
                                                                     6        E            Offices
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
9th Floor           75        855                                    6                     Offices
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
                   100                                              11                     Light Manufacturing
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
10th Floor         120        855                                    6        E            Offices
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
11th Floor          75        855                                    6                     Offices
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
12th Floor         200        855                                   16                     Warehouse
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
                                                                    17                     Manufacturing
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
                                                                     6                     Offices
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
13th & 14th         75 ea     855 ea                                 6                     Offices
Floors
--------------- --------- ------------ ----------- ------------ ----------- -------------- ---------------------------
15th Floor         100        795                                   12                     Snack Bar, Club Lounge,
                                                                                           Skating Rink
--------------- --------- ------------------------------------------------- -------------- ---------------------------
                          Temporary certificate of occupancy
                          Terms:  Ninety (90) days
                          Expires:  July 15, 1998
--------------- --------- ------------------------------------------------- -------------- ---------------------------



OPEN SPACE USE
              -----------------------------------------------------------------
                  (specify parking spaces, loading berths, other uses, none)


               NO CHANGE OF USE OR OCCUPANCY SHALL BE MADE UNLESS
               A NEW AMENDED CERTIFICATE OF OCCUPANCY IS OBTAINED

THIS CERTIFICATE OF OCCUPANCY IS ISSUED SUBJECT TO FURTHER LIMITATIONS, CONDITIONS AND SPECIFICATIONS NOTED ON THE REVERSE SIDE.


         [illegible]                                    [illegible]
----------------------------------          -----------------------------------
      Borough Superintendent                            Commissioner

/ /   ORIGINAL     / / OFFICE COPY - DEPARTMENT OF BUILDING      / /  ORIGINAL

                                    EXHIBIT D


   Commencement Date to the
  date immediately preceding               5th anniversary of Rent
   5th anniversary of Rent                 Commencement Date to the
      Commencement Date                   expiration of initial term                    Renewal Term
--------------------------------       --------------------------------         --------------------------------

$28.75 per rentable square foot          $31.75 per rentable square foot        The fixed annual rent for such
                                                                                space, as determined pursuant to
                                                                                Article 53 of this lease, on a
                                                                                rentable square foot basis.

                                    EXHIBIT E


               BUSINESS INCENTIVE RATE APPLICATION (RIDERS F & J)
             SUPPLEMENT TO APPLICATION FOR NON-RESIDENTIAL CUSTOMERS



Applicant's Name: ______ Applicant's Title: _______ Application Date: _________


Application for:  / /  New Building Rate  / /  Vacant Building Rate
                 / /Other:
                          -------------------------------------------


              Applicant's Telephone Number (including area code)"
               Business: __________________ Home: _______________

                     Application For: / / Electric   / / Gas
                                      / / Heating    / / Processing
                                      / / Cooking    / / Water Heating

Company Name: ______________________________________
Address: ____________________________________________
Borough/Town: ___________________________Zip ________
Type of Business: _____________________________________

Service Address (if different from company address):
Address: ________________________________________
Borough/Town: ________________________Zip _______
Number of Employees: ____________________________

Are you currently a Con Edison customer at the "Service Address"?
   / / Yes      / / No

If "Yes" please provide your Con Edison Account Number: _______________________

We recommend audits for all our commercial/industrial customers and require that one be performed in conjunction with application for our business incentive rate.

Have you had an energy audit performed for your business?  / / Yes  / / No
Would you like us to schedule an energy audit for you?     / / Yes  / / No


New customers must provide supporting documentation acceptable to Con Edison such as:

/ / Lease                  / /  Deed              / / Incorporation Certificate
/ / Business Certificate   / /  State License
/ / Other:
          ---------------------------------------

For a New Building:
   When did connection start:  ___/___/___  When did connection end? ___/___/___
   Has construction start date documentation been provided?   / / Yes   / / No


For a Vacant Building:
   Vacancy period:  ___/___/___ to ___/___/___
   Square footage currently vacant:  __________
   Has vacancy documentation been provided?

When did connection end?
Square footage vacant 12 months ago:
 / / Yes   / / No

Documentation of a substantial job-related property tax incentive (for a minimum of five years) or participation in the New York City Energy Cost Savings Program
(ECSP) must be provided.

Documentation provided:  / / Tax Incentive       / / ECSP
                         / / Other:
                                   ------------------------------------------

   Date: ___/___/___


The period of the rate reduction, the amount of the reduction, and other terms under which we provide service are specified in our filed tariff. The information supplied herein is accurate. I recognize that any Con Edison decision to provide reduced rate service will be based on the information I have supplied in this application.


-------------------------------------------------------------------------------
Print (or Type) Name of Applicant or Authorized Representative
Signature of Applicant or Authorized Representative                Date

For office use only.    Do not write in the shaded area.



-------------------------------------------------------------------------------
Prepared by         Date         Approved by                           Date

                                    EXHIBIT F

                       SUBORDINATION, NON-DISTURBANCE AND
                             ATTORNMENT AGREEMENT2



     THIS AGREEMENT made the _____ day of __________________, _____, between ______________________, a corporation, having an office at ___________________
________________________, New York, New York ___________ (the "MORTGAGEE"), and
[put in name and address of Tenant] (the "TENANT");

                              W I T N E S S E T H :

     WHEREAS the Mortgagee is the present owner and holder of a certain mortgage or mortgages (the "Mortgage") encumbering the premises located in the Borough and County of ________________________ City and State of ______________________,
known as _______________________________________________________ (the
"PREMISES") and more particularly described on Exhibit A annexed hereto;

     WHEREAS the Tenant is the holder of a leasehold estate in a portion of the Premises under and pursuant to the provisions of a certain lease dated _________________________ with ___________________________________________, as landlord (the "LEASE"); and

     WHEREAS the Tenant has agreed to subordinate the Lease to the Mortgage and to the lien thereof and the Mortgagee has agreed to grant non-disturbance to the Tenant under the Lease on the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of Ten ($10) Dollars and other good and valuable consideration, the receipt of which is hereby acknowledged, the Mortgagee and the Tenant hereby covenant and agree as follows:

     1. The Tenant agrees that the Lease and all of the terms, covenants and provisions thereof and all rights, remedies and options of the Tenant thereunder are and shall at all times continue to be subject and subordinate in all respects to the Mortgage and all of the terms, covenants and provisions thereof and to the lien thereof and to any and all increases, renewals, modifications, spreaders, consolidations, replacements and extensions thereof, and to any and all sums secured thereby, with the same force and effect as if the Mortgage had been executed, delivered and recorded prior to the execution and delivery of the Lease.

     2. The Mortgagee agrees that if any action or proceeding is commenced by the Mortgagee to foreclose the Mortgage or to sell the Premises or to take any other action under or with respect to the Mortgage, the Tenant shall not be named as a party in any such action nor shall the Tenant be named a party in connection with any sale of the Premises, provided that at the time of the commencement of any such action or proceeding or at the time of any such sale the Tenant shall not be in default under any of the monetary or other material terms, covenants or conditions of the Lease or of this Agreement on the part of the Tenant to be observed or performed thereunder or hereunder after expiration of any applicable notice and/or cure periods, unless applicable law requires the Tenant to be made a party thereto as a condition to proceeding against the Landlord or protecting such rights and remedies. In the latter case, the Mortgagee may join the Tenant as a defendant in such action only for such purposes and not to terminate the Lease.

     3. The Tenant agrees that if the Mortgagee or any successors in interest to the Mortgagee shall become the owner of the Premises by reason of the foreclosure of the Mortgage or the acceptance of a deed or assignment in lieu of foreclosure or otherwise, the Lease shall not be terminated or affected thereby but shall continue in full force and effect as a direct lease between

-------------------
     This is the form for a Subordination, Non-Disturbance and Attornment Agreement given with respect to a Superior Mortgage. The parties shall use the same form for such an Agreement to be given with respect to a Superior Lease, making all appropriate modifications for such an Agreement.

the Mortgagee and the Tenant upon all of the terms, covenants and conditions set forth in the Lease and in that event the Tenant agrees to attorn to the Mortgagee and the Mortgagee agrees to accept such attornment, provided, however, that the provisions of the Mortgage shall govern with respect to the disposition of any casualty insurance proceeds (unless the Mortgage provisions are inconsistent with the Lease provisions, in which event the Lease provisions shall control) or condemnation awards (except that if John Hancock Mutual Life Insurance Company or any affiliate of John Hancock Mutual Life Insurance Company is the Mortgagee, the provisions of the Lease shall govern with respect to the disposition of any casualty insurance proceeds or condemnation awards) and the Mortgagee shall not be (i) obligated to complete any construction work required to be done by the Landlord (as hereinafter defined) pursuant to the provisions of the Lease or to reimburse the Tenant for any construction work done by the Tenant except for Landlord's Work Contribution to be paid pursuant to Article 44 of the Lease; (ii) liable for any obligation of the Landlord, or for any act or omission of the Landlord, to be performed prior to such foreclosure or sale, but Mortgagee (or any successor of Mortgagee) shall be liable for any obligation of the Landlord, or any act or omission of the Landlord, to the extent to be performed, or occurring, after Mortgagee has taken possession of the Premises and become the Landlord; (iii) subject to any offsets, claims or counterclaims which shall have accrued to the Tenant against the Landlord prior to the date on which the Mortgagee or its successor in interest shall become the owner of the Premises, except for any offset specifically provided for in the Lease; and (iv) liable for any security deposit or other monies not actually received by the Mortgagee.

     4. The Tenant shall not, without the prior written consent of the Mortgagee
(i) enter into any agreement amending, modifying or terminating the Lease, (ii) prepay any of the rents, additional rents or other sums due under the Lease for more than one (1) month in advance of the due date thereof, (iii) voluntarily surrender the premises demised under the Lease or terminate the Lease without cause or shorten the term thereof; or (iv) assign the Lease or sublet the premises demised under the Lease or any part thereof except in accordance with
Article 52 of the Lease; and any such amendment, modification, termination, prepayment or voluntary surrender without the prior written consent of the Mortgagee shall not be binding on the Mortgagee, provided, however, in no event shall the foregoing affect any of the Tenant's rights, if any, to terminate the Lease pursuant to express provisions contained in the Lease.

     5. The Tenant hereby represents and warrants to the Mortgagee that as of the date hereof (i) the Tenant is the owner and holder of the tenant's interest under the Lease, (ii) the Lease has not been modified or amended except as may otherwise be provided above, (iii) the Lease is in full force and effect and the term thereof commenced on ____________, pursuant to the provisions thereof, (iv) to the extent factually accurate, the premises demised under the Lease have been completed and the Tenant has taken possession of the same on a rent paying basis, (v) to the extent factually accurate, neither the Tenant nor, to the best of Tenant's knowledge, the Landlord is in default beyond all applicable notice and cure periods under any of the terms, covenants or provisions of the Lease and the Tenant, to the best of its knowledge, knows of no event which but for the passage of time or the giving of notice or both would constitute an event of default by the Tenant or the Landlord under the Lease, (vi) to the extent factually accurate, neither the Tenant nor the Landlord has commenced any action or given or received any notice for the purpose of terminating the Lease, (vii) all rents, additional rents and other sums due and payable under the Lease have been paid in full and no rents, additional rents or other sums payable under the Lease have been paid for more than one (1) month in advance of the due dates thereof, and (viii) to the extent factually accurate, to the best of Tenant's knowledge, there are no offsets or defenses to the payment of the rents, additional rents, or other sums payable under the Lease.

     6. The Tenant shall notify the Mortgagee of any default by the Landlord under the Lease or any other circumstance which would entitle the Tenant to cancel or terminate the Lease other than by reason of fire or condemnation (but any notice that Tenant shall give Landlord in the event of fire or condemnation shall simultaneously be given in the same manner to Mortgagee) or abate the rents, additional rents or other sums payable thereunder, and agrees that, notwithstanding any provisions of the Lease to the contrary, no notice of cancellation, termination or abatement thereof shall be effective unless the Mortgagee shall have received notice of the default or other circumstance giving rise to such cancellation, termination or abatement and shall have failed within forty-five (45) days after receipt of such notice to cure such default or remedy such circumstance, or if such default cannot be cured or such circumstance remedied within forty-five (45) days, shall have failed within forty-five (45) days after receipt of such notice to commence to cure such default or remedy such circumstance and to thereafter diligently pursue any action necessary to cure such default or remedy such circumstance, as the case may be, provided, however, in no event shall the foregoing affect or delay any of the Tenant's rights, if any, to terminate the Lease pursuant to express provisions contained in the Lease, including Article 9 of the Lease. Further, Tenant's failure to give Mortgagee the notice provided by this paragraph shall not be deemed to be a default by Tenant under any of the monetary or other material terms, covenants or conditions of this Agreement under the proviso of the first sentence of paragraph 2 of this Agreement.

     7. Anything herein or in the Lease to the contrary notwithstanding, in the event that the Mortgagee shall acquire title to the Premises, or shall otherwise become liable for any obligations of the Landlord under the Lease, the Mortgagee's liability as Landlord under the Lease shall be that provided for in
Article 47 of the Lease.

     8. Any notice, request, demand, statement, authorization, approval or consent made hereunder shall be in writing and shall be sent by Federal Express, or other reputable courier service, or by postage pre-paid registered or certified mail, return receipt requested, and shall be deemed given when received or refused (as indicated on the receipt) and addressed as follows:

     If to the Mortgagee:

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

          Attention:
                    -----------------------------------------------------------

     With a copy to:

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------


          Attention:
                    -----------------------------------------------------------

                    and

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------


          Attention:
                    -----------------------------------------------------------


     If to the Tenant:

          To the addresses for notices to be
          given to Tenant pursuant to Article 28
          of the Lease,

it being understood and agreed that each party will use reasonable efforts to send copies of any notices to the addresses marked "With a copy to" hereinabove or in Article 28 of the Lease set forth; provided, however, that failure to deliver such copy or copies shall have no consequence whatsoever to the effectiveness of any notice made to the Tenant or the Mortgagee. Each party may designate a change of address by notice given, as hereinabove provided, to the other party, at least fifteen (15) days prior to the date such change of address is to become effective.

     9. This Agreement shall be binding upon and inure to the benefit of the Mortgagee and the Tenant and their respective successors and assigns.

     10. The term "Mortgagee" as used herein shall include the successors and assigns of the Mortgagee and any person, party or entity which shall become the owner of the Premises by reason of a foreclosure of the Mortgage or the acceptance of a deed or assignment in lieu of foreclosure or otherwise. The term "Landlord" as used herein shall mean and include the present landlord under the Lease and such landlord's predecessors and successors in interest under the

Lease. The term "Premises" as used herein shall mean the Premises, the improvements now or hereafter located thereon and the estates therein encumbered by the Mortgage.

     11. This Agreement may not be modified in any manner or terminated except by an instrument in writing executed by the parties hereto.

     12. This Agreement shall be governed by and construed under the laws of the State in which the Premises are located.

     13. IN WITNESS WHEREOF, THE MORTGAGEE AND THE TENANT HAVE DULY EXECUTED THIS AGREEMENT AS OF THE DATE FIRST ABOVE WRITTEN.

                                 [NAME OF MORTGAGEE]


                                  By:
                                     ------------------------------------------

                                     -------------------------,----------------


                                 [NAME OF TENANT ]



                                  By:
                                     ------------------------------------------

                                     -------------------------,----------------

                                    EXHIBIT A

                               (Legal Description)

STATE OF NEW YORK     )
                      )       ss:
COUNTY OF NEW YORK    )


          On the ____ day of, ________________, before me personally came __________ ______________________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at that he/she is a of , the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.



                                  ------------------------------------
                                              Notary Public



STATE OF NEW YORK     )
                      )       ss:
COUNTY OF NEW YORK    )


          On this ____ day of ___________________, before me personally came _______________________________, to me known to be the _______________________
of ___________________________________________, the person described in and who executed the foregoing instrument and he acknowledged to me that he executed the same.



                                  ------------------------------------
                                              Notary Public

                                    EXHIBIT G

                    TENANT `S RENDERING OF ROOF/SET-BACK AREA